Exhibit 99.14

EXECUTION COPY

PURCHASE AGREEMENT

THIS PURCHASE AGREEMENT (“Agreement”) is made as of the 27th day of June, 2003 by and among Artisoft, Inc., a Delaware corporation (the “Company”), and the Investors set forth on the signature pages affixed hereto (each an “Investor” and collectively the “Investors”).

Recitals

A.                                   The Company and the Investors are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the provisions of Regulation D (“Regulation D”), as promulgated by the U.S. Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended; and

B.                                     The Investors, severally and not jointly, wish to purchase from the Company, and the Company wishes to sell and issue to the Investors, upon the terms and conditions stated in this Agreement and for an aggregate purchase price of $3,940,503.00 (the “Purchase Price”), an aggregate of 2,627,002 shares of the Series C Convertible Preferred Stock, par value $1.00 per share (the “Preferred Stock”), such Preferred Stock to have the relative rights, preferences and designations set forth in the Certificate of Designations, Preferences and Rights set forth in Exhibit A hereto (the “Certificate of Designations”), and warrants to purchase an aggregate of 2,627,002 shares of the common stock, par value $.01 per share, of the Company in the form attached hereto as Exhibit B (the “Warrants”); and

C.                                     At or prior to the closing of the sale of Preferred Stock and Warrants contemplated by this Agreement, the parties hereto will execute and deliver a Registration Rights Agreement, in the form attached hereto as Exhibit C (the “Registration Rights Agreement”), pursuant to which the Company will agree to provide certain registration rights under the Securities Act of 1933, as amended and the rules and regulations promulgated thereunder, and applicable state securities laws.

In consideration of the mutual promises made herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.                                       Definitions.  In addition to those terms defined above and elsewhere in this Agreement, for the purposes of this Agreement, the following terms shall have the meanings set forth in this Section 1:

“Affiliate” means, with respect to any Person, any other Person which directly or indirectly Controls, is Controlled by, or is under common Control with, such Person

“Agreements” means this Agreement, the Certificate of Designations, the Warrants and the Registration Rights Agreement.

“Common Stock” means the common stock, $0.01 par value per share, of the Company, including the stock into which the Series C Preferred Stock is convertible, and any capital stock of any class of the Company hereafter authorized that shall not be entitled to a fixed sum in respect of the rights of the holders thereof to participate in dividends or in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Company.

“Control” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Company’s Knowledge” means the actual knowledge of the “executive officers” (as such term is defined in Rule 405 promulgated under the 1933 Act) of the Company after due inquiry.

“Conversion Shares” means the shares of Common Stock issuable upon conversion of the Preferred Stock and payment of dividends (if any) thereunder in shares of Common Stock.

“Intellectual Property” means all of the following: (i) patents, patent applications, patent disclosures and inventions (whether or not patentable and whether or not reduced to practice); (ii) trademarks, service marks, trade dress, trade names, corporate names, logos, slogans and Internet domain names, together with all goodwill associated with each of the foregoing; (iii) copyrights and copyrightable works; (iv) registrations, applications and renewals for any of the foregoing; (v) trade secrets, confidential information and know-how (including but not limited to ideas, formulae, compositions, manufacturing and production processes and techniques, research and development information, drawings, specifications, designs, business and marketing plans, and customer and supplier lists and related information); and (vi) computer software (including but not limited to data, data bases and documentation).

“Material Adverse Effect” means a material adverse effect on the assets, liabilities, results of operations, condition (financial or otherwise), business, or prospects of the Company and its subsidiaries taken as a whole.

“Person” means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

“Prior Agreements” means (i) the Purchase Agreement, dated as of August 8, 2001, among the Company and the investors named therein (the “2001 Purchase Agreement”), (ii) the Certificate of Designations, Preferences and Rights of Series B Convertible Preferred Stock of the Company filed by the Company pursuant to the 2001 Purchase Agreement, (iii) the warrants issued by the Company pursuant to the 2001 Purchase Agreement, and any replacement warrants issued in respect thereof, (iv) the Registration Rights Agreement, dated as of August 8, 2001, by and among the Company and the investors named therein, (v) the Voting Agreement, dated as of February 28, 2002, by and among the Company and the stockholders named therein, (vi) the Purchase Agreement, dated as of August 8, 2002, among the Company and the investors named therein (the “2002 Purchase Agreement”) and (vii) the Registration Rights Agreement dated as of September 27, 2002, among the Company and the investors named therein.

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“Proposal” has the meaning set forth in Section 7.9.

“Required Investors” means (i) prior to the Closing, one or more Investors designated on Schedule I hereto as purchasing at the Closing 50% or more of the Shares and (ii) following the Closing, one or more Investors holding 50% or more of the Shares held by all of the Investors at the time of determination.

“SEC Filings” has the meaning set forth in Section 4.6.

“Securities” means the Shares, the Conversion Shares, the Warrants and the Warrant Shares.

“Shares” means the shares of Preferred Stock to be purchased by the Investors hereunder at the Closing.

“Subsidiary” has the meaning set forth in Section 4.1.

“Warrant Shares” means the shares of Common Stock issuable upon exercise of or otherwise pursuant to the Warrants.

“1933 Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“1934 Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

2.                                       Purchase and Sale of the Shares and Warrants.  Subject to the terms and conditions of this Agreement, at the Closing, each of the Investors hereby severally, and not jointly, agrees to purchase, and the Company hereby agrees to sell and issue to the Investors, the Securities in the respective amounts set forth opposite each Investor’s name on Schedule I attached hereto.

3.                                       Closing.  The Closing shall take place at the offices of Bryan Cave LLP in New York, New York (or remotely via the exchange of documents and signatures) as promptly as practicable following the satisfaction or waiver of all conditions (excluding the delivery of any documents to be delivered at the Closing by any of the parties) set forth in Article 6 hereto.  At or prior to the Closing the Company shall file the Certificate of Designations with the Secretary of State of the State of Delaware and the parties shall execute the Registration Rights Agreement.  At the Closing the Company shall deliver to the Investors the Securities, registered and in the respective amounts set forth opposite each Investor’s name on Schedule I attached hereto, such securities to be delivered upon the receipt by the Company of a wire transfer of immediately available funds of the Purchase Price therefor.  The Closing shall not be deemed to occur, and all Securities and payments by any Investor of such Investor’s portion of the Purchase Price shall be deemed held in escrow, until the Company has received payment from all of the Investors constituting the aggregate Purchase Price or the earlier termination of this Agreement.

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4.                                       Representations and Warranties of the Company.  The Company hereby represents and warrants to the Investors that, except as set forth in the Schedules delivered herewith:

4.1                                 Organization, Good Standing and Qualification.  Each of the Company and its Subsidiaries is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all requisite corporate power and authority to carry on its business as now conducted and own its properties.  Each of the Company and its Subsidiaries is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property makes such qualification or leasing necessary unless the failure to so qualify has not and could not reasonably be expected to have a Material Adverse Effect.  The Company’s subsidiaries are reflected on Schedule 4.1 hereto (the “Subsidiaries”).

4.2                                 Authorization.  Other than the approval of the Proposal by the Company’s stockholders in accordance with applicable law and stock market rules and regulations, the Company has full power and authority and has taken all requisite action on the part of the Company, its officers, directors and stockholders necessary for (i) the authorization, execution and delivery of the Agreements, (ii) authorization of the performance of all obligations of the Company hereunder or thereunder and (iii) the authorization, issuance (or reservation for issuance) and delivery of the Securities.  The Agreements constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability, relating to or affecting creditors’ rights generally.

4.3                                 Capitalization.  Set forth on Schedule 4.3 hereto is (a) the authorized capital stock of the Company on the date hereof; (b) the number of shares of capital stock issued and outstanding on the last business day immediately prior to the date hereof; (c) the number of shares of capital stock issuable pursuant to the Company’s stock plans on the last business day immediately prior to the date hereof; and (d) the number of shares of capital stock issuable and reserved for issuance pursuant to securities (other than the Shares and the Warrants) exercisable for, or convertible into or exchangeable for any shares of capital stock of the Company on the last business day immediately prior to the date hereof.  All of the issued and outstanding shares of the Company’s capital stock have been duly authorized and validly issued and are fully paid, nonassessable and free of pre-emptive rights and were issued in full compliance with applicable law.  All of the issued and outstanding shares of capital stock of each Subsidiary have been duly authorized and validly issued and are fully paid, nonassessable and free of pre-emptive rights, were issued in full compliance with applicable law and are owned by the Company, beneficially and of record, subject to no lien, encumbrance or other adverse claim.  No Person is entitled to pre-emptive or similar statutory or contractual rights with respect to any securities of the Company.  There are no outstanding warrants, options, convertible securities or other rights, agreements or arrangements of any character under which the Company or any of its Subsidiaries is or may be obligated to issue any equity securities of any kind and except as contemplated by this Agreement, neither the Company nor any of its Subsidiaries is currently in negotiations for the issuance of any equity securities of any kind.  There are no voting agreements, buy-sell agreements, option or right of first purchase agreements or other agreements of any kind among the Company and any of the securityholders of the Company relating to the securities of the

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Company held by them.  The Company has not granted any Person the right, which is presently in effect or could arise in the future, to require the Company to register any securities of the Company under the 1933 Act, whether on a demand basis or in connection with the registration of securities of the Company for its own account or for the account of any other Person.

4.4                                 Valid Issuance.  The Preferred Stock has been duly and validly authorized and, when issued and paid for pursuant to this Agreement, will be validly issued, fully paid and nonassessable free and clear of all encumbrances and restrictions, except for restrictions on transfer set forth in this Agreement or imposed by applicable securities laws.  The Warrants have been duly and validly authorized.  Upon the due conversion or exercise of the Preferred Stock and the Warrants, as applicable, the Conversion Shares or Warrant Shares, as applicable, issuable upon such conversion or exercise will be validly issued, fully paid and non-assessable free and clear of all encumbrances and restrictions, except for restrictions on transfer set forth in this Agreement or imposed by applicable securities laws.  The Company has reserved a sufficient number of shares of Common Stock for issuance upon the conversion of the Preferred Stock and upon exercise of the Warrants, free and clear of all encumbrances and restrictions, except for restrictions on transfer set forth in this Agreement or imposed by applicable securities laws.

4.5                                 Consents.  Other than the approval of the Proposal by the stockholders of the Company in accordance with applicable law and stock market rules and regulations and filings under applicable federal securities laws, the execution, delivery and performance by the Company of the Agreements and the offer, issuance and sale of the Securities require no consent of, action by or in respect of, or filing with, any Person, governmental body, agency, or official other than filings that have been made pursuant to applicable state securities laws and post-sale filings pursuant to applicable state and federal securities laws which the Company undertakes to file within the applicable time periods.  The Company has taken all action necessary to exempt (i) the sale of the Preferred Stock and the Warrants, (ii) the issuance of the Conversion Shares upon due conversion of the Preferred Stock and the Warrant Shares upon due exercise of the Warrants, and (iii) the other transactions contemplated by this Agreement from the provisions of Section 203 of the Delaware General Corporation Law.

4.6                                 Delivery of SEC Filings; Business.  The Company has made available to the Investors copies of the Company’s most recent Annual Report on Form 10-K for the fiscal year ended June 30, 2002, as amended (the “2002 10-K”), and all other reports filed by the Company pursuant to the 1934 Act since the initial filing of the 2002 10-K on September 30, 2002 and prior to the date hereof (collectively, the “SEC Filings”).  The SEC Filings are the only filings required of the Company pursuant to the 1934 Act for such period.  The Company and its Subsidiaries are engaged only in the business described in the SEC Filings and the SEC Filings contain a complete and accurate description in all material respects of the business of the Company and its Subsidiaries, taken as a whole.

4.7                                 Use of Proceeds.  The proceeds of the sale of the Common Stock and the Warrants hereunder shall be used by the Company for working capital and general corporate purposes and not to redeem any securities of the Company.

4.8                                 No Material Adverse Change.  Since June 30, 2002, except as identified and described in the SEC Filings, there has not been:

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(i)                                     any change in the consolidated assets, liabilities, financial condition or operating results of the Company from that reflected in the financial statements included in the Company’s most recent Quarterly Report on Form 10-Q, except changes in the ordinary course of business which have not and could not reasonably be expected to have a Material Adverse Effect;

(ii)                                  any declaration or payment of any dividend, or any authorization or payment of any distribution, on any of the capital stock of the Company, or any redemption or repurchase of any securities of the Company;

(iii)                               any material damage, destruction or loss, whether or not covered by insurance to any assets or properties of the Company or its Subsidiaries;

(iv)                              any waiver, not in the ordinary course of business, by the Company or any Subsidiary of a material right or of a material debt owed to it;

(v)                                 any satisfaction or discharge of any lien, claim or encumbrance or payment of any obligation by the Company or a Subsidiary, except in the ordinary course of business and which is not material to the assets, properties, financial condition, operating results or business of the Company and its Subsidiaries taken as a whole (as such business is presently conducted);

(vi)                              any change or amendment to the Company’s Certificate of Incorporation or by-laws, or material change to any material contract or arrangement by which the Company or any Subsidiary is bound or to which any of their respective assets or properties is subject;

(vii)                           any material labor difficulties or, to the Company’s Knowledge, labor union organizing activities with respect to employees of the Company or any Subsidiary;

(viii)                        any material transaction entered into by the Company or a Subsidiary other than in the ordinary course of business;

(ix)                                the loss of the services of any key employee, or material change in the composition or duties of the senior management of the Company or any Subsidiary;

(x)                                   the loss or threatened loss of any customer which has had or is reasonably expected to have a Material Adverse Effect; or

(xi)                                any other event or condition of any character that has had or is reasonably expected to have a Material Adverse Effect.

4.9                                 SEC Filings; S-3 Eligibility.

(a)                                  At the time of filing thereof, the SEC Filings complied as to form in all material respects with the requirements of the 1934 Act and did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the

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statements made therein, in the light of the circumstances under which they were made, not misleading.

(b)                                 During the preceding two years, each registration statement and any amendment thereto filed by the Company pursuant to the 1933 Act and the rules and regulations thereunder, as of the date such statement or amendment became effective, complied as to form in all material respects with the 1933 Act and did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading; and each prospectus filed pursuant to Rule 424(b) under the 1933 Act, as of its issue date and as of the closing of any sale of securities pursuant thereto did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

(c)                                  As of the date of this Agreement, the Company meets the registrant requirements for use of Form S-3 set forth in General Instruction I.A. of Form S-3.

4.10                           No Conflict, Breach, Violation or Default.  The execution, delivery and performance of the Agreements by the Company and the issuance and sale of the Securities does not and will not conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under (i) the Company’s Certificate of Incorporation or the Company’s Bylaws, both as in effect on the date hereof (copies of which have been provided to the Investors before the date hereof), or (ii)(a) any statute, rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company, any Subsidiary or any of their respective assets or properties, or (b) any agreement or instrument to which the Company or any Subsidiary is a party or by which the Company or a Subsidiary is bound or to which any of their respective assets or properties is subject, other than, in the case of (ii), such conflicts, breaches or violations as, individually or in the aggregate, have not and could not reasonably be expected to have a Material Adverse Effect.

4.11                           Tax Matters.  The Company and each Subsidiary has timely prepared and filed (within all applicable extension periods) all tax returns required to have been filed by the Company or such Subsidiary with all appropriate governmental agencies and timely paid all taxes owed by it.  The charges, accruals and reserves on the books of the Company in respect of taxes for all fiscal periods are adequate in all material respects, and there are no material unpaid assessments against the Company or any Subsidiary nor, to the Company’s Knowledge, any basis for the assessment of any additional taxes, penalties or interest for any fiscal period or audits by any federal, state or local taxing authority except for any assessment which is not material to the Company and its Subsidiaries, taken as a whole.  All taxes and other assessments and levies that the Company or any Subsidiary is required to withhold or to collect for payment have been duly withheld and collected and paid to the proper governmental entity or third party when due.  There are no tax liens or claims pending or, to the Company’s Knowledge, threatened against the Company or any Subsidiary or any of their respective assets or property.  There are no outstanding tax sharing agreements or other such arrangements between the Company and any Subsidiary or other corporation or entity.

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4.12                           Title to Properties.  Except as disclosed in the SEC Filings, the Company and each Subsidiary has good and marketable title to all real properties and all other properties and assets owned by it, in each case free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or currently planned to be made thereof by them; and except as disclosed in the SEC Filings, the Company and each Subsidiary holds any leased real or personal property under valid and enforceable leases with no exceptions that would materially interfere with the use made or currently planned to be made thereof by them.

4.13                           Certificates, Authorities and Permits.  Except as has not and could not reasonably be expected to have a Material Adverse Effect, the Company and each Subsidiary possesses adequate certificates, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by it, and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that, if determined adversely to the Company or such Subsidiary, could reasonably be expected to have a Material Adverse Effect, individually or in the aggregate.

4.14                           No Labor Disputes.  No material labor dispute with the employees of the Company or any Subsidiary exists or, to the Company’s Knowledge, is imminent.

4.15                           Intellectual Property.

(a)                                  All registered or issued Intellectual Property of the Company and its Subsidiaries is currently in compliance in all material respects with all legal requirements (including timely filings, proofs and payments of fees) and is valid and enforceable.  No registered Intellectual Property of the Company or its Subsidiaries which is necessary for the conduct of Company’s and each of its Subsidiaries’ respective businesses as currently conducted or as currently proposed to be conducted has been or is now involved in any cancellation, dispute or litigation, and the Company has not received a threat of any such action in writing.  No patent of the Company or its Subsidiaries has been or is now involved in any interference, reissue, re-examination or opposition proceeding.

(b)                                 All of the licenses, sublicenses, consent, royalty or other agreements concerning Intellectual Property which is necessary for the conduct of Company’s and each of its Subsidiaries’ respective businesses as currently conducted or as currently proposed to be conducted to which the Company or any Subsidiary is a party or by which any of their assets are bound (other than  generally commercially available, non custom, off the shelf software application programs having a retail acquisition price of less than $10,000 per license) (collectively, “License Agreements”) are valid and binding obligations of the Company or its Subsidiaries that are parties thereto and, to the Company’s Knowledge, the other parties thereto, enforceable in accordance with their terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws affecting the enforcement of creditors’ rights generally, and, to the Company’s Knowledge, there exists no event or condition which will result in a material violation or breach of, or constitute (with or without due notice or lapse of time or both) a default by the Company or any of its Subsidiaries under any such License Agreement.

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(c)                                  The Company and its Subsidiaries own or have the valid right to use all of the Intellectual Property necessary for the conduct of the Company’s and each of its Subsidiaries’ businesses substantially as currently conducted and for the ownership, maintenance and operation of the Company’s and its Subsidiaries’ properties and assets.

(d)                                 The Intellectual Property owned by the Company and its Subsidiaries which is necessary for the conduct of Company’s and each of its Subsidiaries’ respective businesses as currently conducted or as currently proposed to be conducted is so owned free and clear of all liens, encumbrances, adverse claims or obligations to license all such owned Intellectual Property, other than licenses entered into in the ordinary course of the Company’s and its Subsidiaries’ businesses.  The Company and its Subsidiaries have a valid and enforceable right to use all other Intellectual Property used or held for use in the respective businesses of the Company and its Subsidiaries.  The Company and its Subsidiaries have the right to use all of the owned and licensed Intellectual Property which is necessary for the conduct of Company’s and each of its Subsidiaries’ respective businesses as currently conducted or as currently proposed to be conducted in all jurisdictions in which they conduct their businesses.

(e)                                  The Company and each of its Subsidiaries have taken all reasonable steps to maintain, police and protect the Intellectual Property which it owns and which is necessary for the conduct of Company’s and each of its Subsidiaries’ respective businesses as currently conducted or as currently proposed to be conducted, including the execution of appropriate confidentiality agreements and intellectual property and work product assignments and releases.  The conduct of the Company’s and its Subsidiaries’ businesses as currently conducted does not, to the Company’s Knowledge, infringe or otherwise impair or conflict with (collectively, “Infringe”) any Intellectual Property rights of any third party and the Company has not received a claim of any such infringement in writing, and, to the Company’s Knowledge, the Intellectual Property rights of the Company and its Subsidiaries which are necessary for the conduct of Company’s and each of its Subsidiaries’ respective businesses as currently conducted or as currently proposed to be conducted are not being Infringed by any third party.  There is no litigation or order pending or outstanding or, to the Company’s Knowledge, threatened or imminent, that seeks to limit or challenge or that concerns the ownership, use, validity or enforceability of any Intellectual Property of the Company and its Subsidiaries and the Company’s and its Subsidiaries’ use of any Intellectual Property owned by a third party, and, to the Company’s Knowledge, there is no valid basis for the same.

(f)                                    The consummation of the transactions contemplated hereby will not result in the alteration, loss, impairment of or restriction on the Company’s or any of its Subsidiaries’ ownership or right to use any of the Intellectual Property which is necessary for the conduct of Company’s and each of its Subsidiaries’ respective businesses as currently conducted or as currently proposed to be conducted.

(g)                                 All software owned by the Company or any of its Subsidiaries, and, to the Company’s Knowledge, all software licensed from third parties by the Company or any of its Subsidiaries, (i) is free from any material defect, bug, virus, or programming, design or documentation error; (ii) operates and runs in a reasonable and efficient business manner; and (iii) conforms in all material respects to the specifications and purposes thereof.

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(h)                                 The Company and its Subsidiaries have taken reasonable steps to protect the Company’s and its Subsidiaries’ rights in their confidential information and trade secrets.  Each employee, consultant and contractor who has had access to proprietary Intellectual Property which is necessary for the conduct of Company’s and each of its Subsidiaries’ respective businesses as currently conducted or as currently proposed to be conducted has executed an agreement to maintain the confidentiality of such Intellectual Property and has executed appropriate agreements that are substantially consistent with the Company’s standard forms thereof.  Except under confidentiality obligations, there has been no material disclosure of any of the Company’s or its Subsidiaries’ confidential information or trade secrets to any third party.

4.16                           Environmental Matters.  Neither the Company nor any Subsidiary is in violation of any statute, rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, “Environmental Laws”), owns or operates any real property contaminated with any substance that is subject to any Environmental Laws, is liable for any off-site disposal or contamination pursuant to any Environmental Laws, and is subject to any claim relating to any Environmental Laws, which violation, contamination, liability or claim has had or could reasonably be expected to have a Material Adverse Effect, individually or in the aggregate; there is no pending investigation that might lead to such a claim; and the Company has not received a threat of any such investigation in writing.

4.17                           Litigation.  Except as disclosed in the SEC Filings, there are no pending actions, suits or proceedings against or affecting the Company, its Subsidiaries or any of its or their properties; and the Company has not received a threat of any such action, suit or proceeding in writing.

4.18                           Financial Statements.  The financial statements included in each SEC Filing accurately and fairly present the consolidated financial position of the Company as of the dates shown and its consolidated results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with United States generally accepted accounting principles applied on a consistent basis (except as may be disclosed therein or in the notes thereto, and, in the case of quarterly financial statements, as permitted by Form 10-Q under the 1934 Act).  Except as set forth in the financial statements of the Company included in the SEC Filings filed prior to the date hereof, neither the Company nor any Subsidiaries has any liabilities, contingent or otherwise, except those which have not had and could not reasonably be expected to have a Material Adverse Effect, individually or in the aggregate.

4.19                           Insurance Coverage.  The Company and each Subsidiary maintains in full force and effect insurance coverage that is customary for comparably situated companies for the business being conducted and properties owned or leased by the Company and each Subsidiary, and the Company reasonably believes such insurance coverage to be adequate against all liabilities, claims and risks against which it is customary for comparably situated companies to insure.

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4.20                           Compliance with Nasdaq Continued Listing Requirements.  As of the date of this Agreement, the Company is in compliance with applicable Nasdaq SmallCap Market continued listing requirements.  As of the state of this Agreement, there are no proceedings against the Company pending, and the Company has not received a threat of any such proceeding in writing, relating to the continued listing of the Company’s Common Stock on the Nasdaq SmallCap Market and the Company has not received any written notice of, nor to the Company’s Knowledge is there any basis for, the delisting of the Common Stock from the Nasdaq SmallCap Market.

4.21                           Internal Accounting Controls.  The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

4.22                           Solvency.  Based on the financial condition of the Company as of the date of this Agreement, (i) the Company’s fair saleable value of its assets exceeds the amount that will be required to be paid on or in respect of the Company’s existing debts and other liabilities (including known contingent liabilities) as they mature; (ii) the Company’s assets do not constitute unreasonably small capital to carry on its business for the current fiscal year as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, and projected capital requirements and capital availability thereof; and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its debt when such amounts are required to be paid.

4.23                           Transactions With Affiliates and Employees.  Except as set forth in the SEC Filings, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

4.24                           Certain Registration Matters. Assuming the accuracy of the Investors’ representations and warranties set forth in Sections 5.3-9, no registration under the 1933 Act is required for the offer and sale of the Securities by the Company to the Investors under the Agreements.  The Company has not granted or agreed to grant to any person any rights (including “piggy-back” registration rights) to have any securities of the Company registered with the SEC or any other governmental authority that have not been satisfied.

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4.25                           Brokers and Finders.  No Person will have, as a result of the transactions contemplated by this Agreement, any valid right, interest or claim against or upon the Company, any Subsidiary or an Investor for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Company.

4.26                           No Directed Selling Efforts or General Solicitation.  Neither the Company nor any Person acting on its behalf has conducted any general solicitation or general advertising (as those terms are used in Regulation D) in connection with the offer or sale of any of the Securities.

4.27                           No Integrated Offering.  Neither the Company nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any Company security or solicited any offers to buy any security, under circumstances that would adversely affect reliance by the Company on Section 4(2) for the exemption from registration for the transactions contemplated hereby or would require registration of the Securities under the 1933 Act.

4.28                           Questionable Payments.  Neither the Company nor any of its Subsidiaries nor any of their respective directors, officers, employees, agents or other Persons acting on behalf of the Company or any Subsidiary, has on behalf of the Company or any Subsidiary or in connection with their respective businesses: (a) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity; (b) made any direct or indirect unlawful payments to any governmental officials or employees from corporate funds; (c) established or maintained any unlawful or unrecorded fund of corporate monies or other assets; (d) made any false or fictitious entries on the books and records of the Company or any Subsidiary; or (e) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment of any nature.

4.29                           Disclosures.  None of the written materials delivered to the Investors in connection with the transactions contemplated by the Agreements contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

5.                                       Representations and Warranties of the Investors.  Each of the Investors hereby severally, and not jointly, represents and warrants to the Company that:

5.1                                 Organization and Existence.  Such Investor is a validly existing corporation, limited partnership or limited liability company and has all requisite corporate, partnership or limited liability company power and authority to invest in the Securities pursuant to this Agreement.

5.2                                 Authorization.  The execution, delivery and performance by such Investor of this Agreement and the Registration Rights Agreement have been duly authorized and the Agreements will each constitute the valid and legally binding obligation of such Investor, enforceable against such Investor in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability, relating to or affecting creditors’ rights generally.

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5.3                                 Purchase Entirely for Own Account.  The Securities to be received by such Investor hereunder will be acquired for such Investor’s own account, not as nominee or agent, and not with a view to the resale or distribution of any part thereof in violation of the 1933 Act, and such Investor has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of the 1933 Act.  Such Investor is not a registered broker dealer or an entity engaged in the business of being a broker dealer.

5.4                                 Investment Experience.  Such Investor acknowledges that it can bear the economic risk and complete loss of its investment in the Securities and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment contemplated hereby.

5.5                                 Disclosure of Information.  Such Investor has had an opportunity to receive documents related to the Company and to ask questions of and receive answers from the Company regarding the Company, its business and the terms and conditions of the offering of the Securities.  Such Investor acknowledges receipt of copies of the SEC Filings.  Neither such inquiries nor any other due diligence investigation conducted by such Investor shall modify, amend or affect such Investor’s right to rely on the Company’s representations and warranties contained in this Agreement.

5.6                                 Restricted Securities.  Such Investor understands that the Securities are characterized as “restricted securities” under the U.S. federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the 1933 Act only in certain limited circumstances.

5.7                                 Legends.  It is understood that, until the earlier of (i) the time such Investor has a present intention to dispose of Securities pursuant to the Plan of Distribution included in a currently available final Prospectus prepared by the Company and relating to a Registration Statement effected pursuant to the Registration Rights Agreement (a “Final Prospectus”) applicable to such Securities (provided, that, in no event will the Company be required to remove such legend during the Allowed Delay (as defined in the Registration Rights Agreement)) or (ii) the time when such Securities may be sold pursuant to Rule 144(k), certificates evidencing such Securities may bear the following or any similar legend:

“The securities represented hereby may not be transferred unless (i) such securities have been registered for sale pursuant to the Securities Act of 1933, as amended, (ii) such securities may be sold pursuant to Rule 144(k), or (iii) the Company has received an opinion of counsel reasonably satisfactory to it that such transfer may lawfully be made without registration under the Securities Act of 1933 or qualification under applicable state securities laws.”

Upon the earlier of (i) registration of any Conversion Shares or Warrant Shares (collectively, the “Underlying Shares”) for sale pursuant to the Registration Rights Agreement or (ii) Rule 144(k) becoming available with respect to the Preferred Stock and Warrants issued pursuant to this Agreement or the Underlying Shares, as applicable, the Company shall, upon an

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Investor’s written request (which in the case of clause (i) shall be accompanied by a written certification by the Investor that (A) the Investor has a present intention to dispose of Underlying Shares covered by such registration statement pursuant to the Plan of Distribution included in a currently available Final Prospectus related thereto, and (B) the Investor will comply with the prospectus delivery requirements applicable to such disposition, and which, in the case of clause (ii), shall be accompanied by such reasonable and appropriate customary representations as may be reasonably requested by the Company), promptly cause certificates evidencing such Underlying Shares, Preferred Stock and/or Warrants, as applicable, to be replaced with certificates which do not bear such restrictive legends, and (I) all Conversion Shares subsequently issued in respect of such Preferred Stock shall not bear such restrictive legends, and (II) all Warrant Shares subsequently issued in respect of such Warrants shall not bear such restrictive legends provided the provisions of either clause (i) or clause (ii) above, as applicable, are satisfied with respect to such Warrant Shares.  When the Company is required to cause unlegended certificates to replace previously issued legended certificates, if unlegended certificates are not delivered to an Investor within ten (10) business days of submission by that Investor of legended stock certificate(s) to the Company’s transfer agent together with a representation letter in customary form, the Company shall be liable to the Investor for a penalty equal to 1% of the aggregate purchase price of the Shares evidenced by such certificate(s) for each thirty (30) day period (or portion thereof) beyond such ten (10) days that the unlegended certificates have not been so delivered.

5.8                                 Accredited Investor.  Such Investor is an accredited investor as defined in Rule 501(a) of Regulation D, as amended, under the 1933 Act.

5.9                                 No General Solicitation.  Such Investor did not learn of the investment in the Securities as a result of any public advertising or general solicitation.

5.10                           Brokers and Finders.  No Person will have, as a result of the transactions contemplated by this Agreement, any valid right, interest or claim against or upon the Company, any Subsidiary or an Investor for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Investors.

6.                                       Conditions to the Closings.

6.1                                 Conditions to the Investors’ Obligations.  The obligation of the Investors to purchase the Securities at the Closing is subject to the fulfillment on or prior to the Closing Date, of the following conditions, any of which (other than the condition set forth in Section 6.1(b)) may be waived by consent of the Required Investors:

(a)          The representations and warranties made by the Company in Section 4 hereof shall be true and correct when made, and shall be true and correct on the Closing Date with the same force and effect as if they had been made on and as of said date, except to the extent any such representation or warranty expressly speaks of an earlier date, and, to the extent not already qualified by materiality, except for changes which, in the aggregate, could not reasonably be expected to have a Material Adverse Effect, individually or in the aggregate.  The Company shall have performed in all material respects all obligations and conditions herein required to be performed or observed by it on or prior to the Closing Date.

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(b)                                 The Company shall have obtained any and all consents, permits and waivers necessary or appropriate for consummation of the purchase and sale of the Securities.

(c)                                  The Company shall have executed and delivered the Registration Rights Agreement.

(d)                                 The Company’s stockholders shall have approved the Proposal by the vote and in the manner required by applicable laws and the applicable Nasdaq Marketplace Rules.

(e)                                  No judgment, writ, order, injunction, award or decree of or by any court, or judge, justice or magistrate, including any bankruptcy court or judge, or any order of or by any governmental authority, shall have been issued, and no action or proceeding should have been instituted by any governmental authority, enjoining or preventing the consummation of the transactions contemplated hereby or in the other Agreements.

(f)                                    The Company shall have delivered a Certificate, executed on behalf of the Company by its Chief Executive Officer or its Chief Financial Officer, dated as of the Closing Date, certifying to the fulfillment of the conditions specified in subsections (a) and (b) of this Section 6.1.

(g)                                 The Company shall have delivered a Certificate, executed on behalf of the Company by its Secretary, dated as of the Closing Date, certifying the resolutions adopted by the Board of Directors of the Company approving the transactions contemplated by this Agreement and the other Agreements and the issuance of the Securities, certifying the current versions of the Certificate of Incorporation and Bylaws of the Company and certifying as to the signatures and authority of persons signing the Agreements and related documents on behalf of the Company.

(h)                                 The Investors shall have received an opinion from Hale and Dorr LLP, the Company’s counsel, dated as of the Closing Date, in the form set forth in Schedule 6 hereto.

6.2                                 Conditions to Obligations of the Company-Closing.  The Company’s obligation to sell and issue the Securities at the Closing is subject to the fulfillment to the satisfaction of the Company on or prior to the Closing Date of the following conditions, any of which may be waived by the Company:

(a)                                  The representations and warranties made by the Investors in Section 5 hereof, other than the representations and warranties contained in Sections 5.3, 5.4, 5.5, 5.6, 5.7, 5.8 and 5.9 (the “Investment Representations”), shall be true and correct in all material respects when made, and shall be true and correct in all material respects on the Closing Date with the same force and effect as if they had been made on and as of said date.  The Investment Representations shall be true and correct in all respects when made, and shall be true and correct in all respects on the Closing Date with the same force and effect as if they had been made on and as of said date.  The Investors shall have performed in all material respects all

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obligations and conditions herein required to be performed or observed by them on or prior to the Closing Date.

(b)                                 [Intentionally omitted].

(c)                                  The Investors shall have executed and delivered the Registration Rights Agreement.

(d)                                 The Company’s stockholders shall have approved the Proposal by the vote and in the manner required by applicable laws and the applicable Nasdaq Marketplace Rules.

(e)                                  No judgment, writ, order, injunction, award or decree of or by any court, or judge, justice or magistrate, including any bankruptcy court or judge, or any order of or by any governmental authority, shall have been issued, and no action or proceeding should have been instituted by any governmental authority, enjoining or preventing the consummation of the transactions contemplated hereby or in the other Agreements.

(f)                                    The Investors shall have delivered one or more Certificates, executed on behalf of each Investor by an authorized signatory, dated as of the Closing Date, certifying to the fulfillment of the conditions specified in subsection (a) with respect to such Investor.

6.3                                 Termination of Obligations to Effect Closing; Effects.

(a)                                  The obligations of the Company, on the one hand, and the Investors, on the other hand, to effect the Closing shall terminate as follows:

(i)                                     Upon the mutual written consent of the Company and the Required Investors;

(ii)                                  [Intentionally omitted];

(iii)                               [Intentionally omitted]; or

(iv)                              By either the Company or the Required Investors if the Closing has not occurred on or prior to September 30, 2003 (October 31, 2003 if the Proxy Statement (as defined herein) is subject to an SEC review);

provided, however, that, except in the case of clause (i) above, the party seeking to terminate its obligation to effect the Closing shall not then be in breach of any of its representations, warranties, covenants or agreements contained in this Agreement or the other Agreements if such breach has resulted in the circumstances giving rise to such party’s seeking to terminate its obligation to effect the Closing.  In addition, in the event that either (1) the Company’s Board of Directors has withdrawn or modified its recommendation to stockholders that the stockholders vote in favor of the Proposal, the Company has held the Stockholders Meeting (as defined below), the Company’s stockholders do not approve the Proposal at such Stockholders Meeting and either the Company or the Required Investors terminate this Agreement pursuant to Section

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6.3(iv) or (2) the Company has not held the Stockholders Meeting and the Company terminates this Agreement pursuant to Section 6.3(iv), upon such termination, the Company shall pay to the Investors, pro rata based upon their pro rata share of the aggregate Purchase Price, a breakup fee of $500,000 in cash (the “Breakup Fee”).

(b)                                 In the event of termination by the Company or the Required Investors of their obligations to effect the Closing pursuant to this Section 6.3, written notice thereof shall forthwith be given to the other parties hereto and the obligation of all parties to effect the Closing (except for any obligation on the part of the Company to pay the Breakup Fee pursuant to Section 6.3(a)) shall be terminated, without further action by any party.  Nothing in this Section 6.3 shall be deemed to release any party from any liability for any breach by such party of the terms and provisions of this Agreement or the other Agreements or to impair the right of any party to compel specific performance by any other party of its obligations under this Agreement or the other Agreements.

7.                                       Covenants and Agreements of the Company.

7.1                                 Right of the Investors to Participate in Future Transactions.

(a)                                  So long as the Investors to whom securities have been issued pursuant to this Agreement and/or their assignees continue to be the beneficial owners (determined in accordance with the rules and regulations of the Securities and Exchange Commission) of at least 25% of the shares of Preferred Stock issued pursuant to this Agreement (appropriately adjusted for any stock split, reverse stock split, stock dividend or other reclassification or combination of the Preferred Stock occurring after the date hereof), the Investors shall have the right to participate in future offerings and sales of the Company’s securities by the Company in capital raising transactions on the terms and conditions set forth in this Section 7.1.  During such period, the Company shall give ten (10) business days’ advance written notice to such Investors and/or their permitted assignees (collectively, the “Series C Holders”) and to the investors named in the 2001 Purchase Agreement and/or their permitted assignees (collectively, the “Series B Holders”) prior to any non-public sale by the Company of any of the Company’s securities in a capital raising transaction by providing to such Series B Holders and Series C Holders a term sheet containing all material business terms of the proposed transaction.  Such Series B Holders and Series C Holders shall have the right (pro rata in accordance with the number of shares of Common Stock into which each Series B Holder’s and Series C Holder’s shares of the Company’s Series B Convertible Preferred Stock or Series C Convertible Preferred Stock, as the case may be, are then-convertible) to purchase such securities which are the subject of the proposed transaction for the same consideration and on the same terms and conditions as contemplated for such third-party sale.  The rights of the Series B Holders and the Series C Holders described in this Section 7.1 must be exercised in writing by such Series B Holders and Series C Holders within five (5) business days following receipt of the notice from the Company.  If, subsequent to the Company giving notice to a Series B Holder or a Series C Holder hereunder but prior to such Series B Holder or Series C Holder exercising its right to participate (or the expiration of the five-day period without response from the Series B Holder or Series C Holder), the terms and conditions of the proposed third-party sale are changed in any material respect from that disclosed in the term sheet provided to such Series B Holder or Series C Holder, the Company shall be required to provide a new notice to the Series B Holder

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or Series C Holder hereunder and the Series B Holders and Series C Holders shall have the right, which must be exercised within five (5) business days of such new notice, to exercise their rights to purchase the securities on such changed terms and conditions as provided hereunder.  In the event the Series B Holders and Series C Holders do not exercise their rights described in this Section 7.1, or affirmatively decline to engage in the proposed transaction with the Company, then the Company may proceed with such proposed transaction on the same terms and conditions as noticed to the Series B Holders and Series C Holders.

(b)                                 For the avoidance of doubt, and without limitation, the following will not be deemed to be securities sold by the Company in capital raising transactions within the meaning of Section 7.1(a):  (i) Excluded Stock (as defined in Section 7.1(c)), (ii) Excluded Stock (as defined in the Certificate of Designations), (iii) securities issued by the Company in connection with as payment of the purchase price for the Company’s acquisition of another company or business entity, or assets thereof, by means of merger, share exchange, asset acquisition or otherwise and (iv) such other securities and transactions as may be consented to by the Required Investors.

(c)                                  As used in Section 7.1(b)(i), “Excluded Stock” means (A) capital stock, Options (as defined in Section 4(D(1) of the Company’s Certificate of Designations, Preferences and Rights of Series B Convertible Preferred Stock) or Convertible Securities (as defined in Section 4D(1) of the Company’s Certificate of Designations, Preferences and Rights of Series B Convertible Preferred Stock) issued to directors, officers, employees or consultants of the Company in connection with their service as directors of the Company, their employment by the Company or their retention as consultants by the Company pursuant to an equity compensation program approved by the Board of Directors of the Company or the compensation committee of the Board of Directors of the Company, (B) shares of Common Stock issued upon the conversion or exercise of Options (as defined in Section 4(D(1) of the Company’s Certificate of Designations, Preferences and Rights of Series B Convertible Preferred Stock) or Convertible Securities (as defined in Section 4(D(1) of the Company’s Certificate of Designations, Preferences and Rights of Series B Convertible Preferred Stock) issued prior to August 8, 2001, (C) securities issued pursuant to the 2001 Purchase Agreement and securities issued upon the exercise or conversion of those securities, (D) securities issued or issuable as a dividend or distribution on the Company’s Series B Convertible Preferred Stock, and (E) shares of Common Stock issued or issuable by reason of a dividend, stock split or other distribution on shares of Common Stock (but only to the extent that such a dividend, split or distribution results in an adjustment in the Conversion Price (as defined in Section 4A of the Company’s Certificate of Designations, Preferences and Rights of Series B Convertible Preferred Stock) pursuant to the other provisions of the Company’s Series B Convertible Preferred Stock).

7.2                                 Reservation of Common Stock.  The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of providing for the conversion of the Preferred Stock and the exercise of the Warrants, such number of shares of Common Stock as shall from time to time equal the number of shares sufficient to permit the conversion of the Preferred Stock issued pursuant to this Agreement and the exercise of the Warrants issued pursuant to this Agreement in accordance with their respective terms.

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7.3                                 Reports.  So long as the Investors to whom securities have been issued pursuant to this Agreement and/or their assignees continue to be the beneficial owners (determined in accordance with the rules and regulations of the Securities and Exchange Commission) of at least a majority of the shares of Preferred Stock issued pursuant to this Agreement (appropriately adjusted for any stock split, reverse stock split, stock dividend or other reclassification or combination of the Preferred Stock occurring after the date hereof), the Company will furnish to such Investors and/or their assignees such information relating to the Company and its Subsidiaries as from time to time may reasonably be requested by such Investors and/or their assignees; provided, however, that such Investors and/or assignees shall hold in confidence any confidential or proprietary information received from the Company and identified as such at the time of disclosure such information and shall use any such confidential or proprietary information solely for the purpose of monitoring and evaluating their investment in the Company and; provided, further, that the Company shall not be required to provide any information to the Investors which, if disclosed to such Investors and/or their assignees pursuant to the terms of this Section 7.3, would, in the good faith judgment of the Company, cause the Company or any Subsidiary to violate the terms of a confidentiality undertaking binding on the Company or such Subsidiary.  Each Investor and/or assignee acknowledges that it is aware, and that it will advise its representatives who are given access to such information, that the United States securities laws may prohibit a person who has material, non-public information concerning matters that may be disclosed to it pursuant to this Section 7.3 from purchasing or selling securities of the Company or a company which may be, or may be affiliated with, a party to a business arrangement or proposed business arrangement with the Company or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities.

7.4                                 Press Releases.  Any press release or other publicity concerning this Agreement or the transactions contemplated by this Agreement shall be submitted to the Investors for comment a reasonable period of time prior to issuance, unless the release is required to be issued within a shorter period of time by law or pursuant to the rules of a national securities exchange.

7.5                                 No Conflicting Agreements.  The Company will not take any action, enter into any agreement or make any commitment that would conflict or interfere in any material respect with the obligations to the Investors under the Agreements.

7.6                                 Insurance.  So long as the Investors to whom securities have been issued pursuant to this Agreement and/or their assignees continue to be the beneficial owners (determined in accordance with the rules and regulations of the Securities and Exchange Commission) of at least 33% of the shares of Preferred Stock issued pursuant to this Agreement (appropriately adjusted for any stock split, reverse stock split, stock dividend or other reclassification or combination of the Preferred Stock occurring after the date hereof), the Company shall not materially reduce the insurance coverages described in Section 4.19.

7.7                                 Compliance with Laws.  So long as the Investors to whom securities have been issued pursuant to this Agreement and/or their assignees continue to be the beneficial owners (determined in accordance with the rules and regulations of the Securities and Exchange Commission) of at least 10% of the shares of Preferred Stock issued pursuant to this Agreement

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(appropriately adjusted for any stock split, reverse stock split, stock dividend or other reclassification or combination of the Preferred Stock occurring after the date hereof), the Company will use reasonable efforts to comply with all applicable laws, rules, regulations, orders and decrees of all governmental authorities, except to the extent non-compliance (in one instance or in the aggregate) would not, or could not reasonably be expected to result in, have a Material Adverse Effect.

7.8                                 Listing of Underlying Shares and Related Matters.  Prior to the Closing, the Company shall take such action as may be required to cause the Conversion Shares and the Warrant Shares issuable upon the conversion or exercise of the Securities to be listed on the Nasdaq SmallCap Market.  Further, if the Company applies to have its Common Stock or other securities traded on any other principal stock exchange or market, it shall include in such application the Conversion Shares and the Warrant Shares and will take such other action as is necessary to cause such Common Stock to be so listed.  So long as the Investors to whom securities have been issued pursuant to this Agreement and/or their assignees continue to be the beneficial owners (determined in accordance with the rules and regulations of the Securities and Exchange Commission) of at least 10% of the shares of Preferred Stock issued pursuant to this Agreement (appropriately adjusted for any stock split, reverse stock split, stock dividend or other reclassification or combination of the Preferred Stock occurring after the date hereof), the Company will use commercially reasonable efforts to continue the listing and trading of its Common Stock on The Nasdaq Stock Market and, in accordance, therewith, will use commercially reasonable efforts to comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules of such exchange, as applicable.

7.9                                 Proxy Statement; Stockholders Meeting.

(a)                                  Promptly following the execution and delivery of this Agreement, the Company shall take all action necessary to call a meeting of its stockholders (the “Stockholders Meeting”) for the purpose of seeking approval of the Company’s stockholders for the issuance and sale to the Investors of the Securities, together with the Conversion Shares and Warrant Shares related thereto (including, without limitation, the approval to issue shares of Common Stock upon conversion of the Preferred Stock in excess of 20% of the shares of Common Stock outstanding immediately prior to the Closing at a price which is less than the per share closing sale price of the Common Stock on the trading day immediately preceding the date of the Closing and for a potential change of control transaction, under NASD Rule IM 4350(i)) (the “Proposal”).  In connection therewith, the Company will promptly prepare and file with the SEC proxy materials (including a proxy statement and form of proxy) for use at the Stockholders Meeting and, after receiving and promptly responding to any comments of the SEC thereon, shall promptly mail such proxy materials to the stockholders of the Company.  Each Investor shall promptly furnish in writing to the Company such information relating to such Investor and its investment in the Company as the Company may reasonably request for inclusion in the Proxy Statement.  The Company will comply with Section 14(a) of the 1934 Act and the rules promulgated thereunder in relation to any proxy statement (as amended or supplemented, the “Proxy Statement”) and any form of proxy to be sent to the stockholders of the Company in connection with the Stockholders Meeting, and the Proxy Statement shall not, on the date of the Proxy Statement (or any amendment thereof or supplement thereto) is first mailed to shareholders or at the time of the Stockholders Meeting, contain any untrue statement of a

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material fact or omit to state any material fact necessary in order to make the statements made therein not false or misleading, or omit to state any material fact necessary to correct any statement in any earlier communication with respect to the solicitation of proxies or the Stockholders Meeting which has become false or misleading.  If the Company should discover at any time prior to the Closing, any event relating to the Company or any of its Subsidiaries or any of their respective affiliates, officers or directors that is required to be set forth in a supplement or amendment to the Proxy Statement, in addition to the Company’s obligations under the 1934 Act, the Company will promptly inform the Investors thereof.

(b)                                 Subject to their fiduciary obligations under applicable law (as determined in good faith by the Company’s Board of Directors after consultation with the Company’s outside counsel), the Company’s Board of Directors shall recommend to the Company’s stockholders (and not revoke or amend such recommendation) that the stockholders vote in favor of the Proposal and shall cause the Company to take all commercially reasonable action (including, without limitation, the hiring of a proxy solicitation firm of nationally recognized standing) to solicit the approval of the stockholders for the Proposal.  Whether or not the Company’s Board of Directors determines at any time after the date hereof that, due to its fiduciary duties, it must revoke or amend its recommendation to the Company’s stockholders, the Company is required to, and will take, in accordance with applicable law and its Certificate of Incorporation and Bylaws, all action necessary to convene the Stockholders Meeting as promptly as practicable to consider and vote upon the approval of the Proposal.

7.10                           Directors.

(a)                                  Pursuant to the terms of the Preferred Stock, the holders of the Preferred Stock have the right to elect one director of the Company (the “Series C Director”).  Each of the Investors acknowledges that so long as R.R. Stolworthy, Inc. and/or one of its Affiliates hold shares of Preferred Stock, R.R. Stolworthy, Inc. shall have the right to designate the Series C Director (the “RRS Designee”) and each of the Investors shall vote all of the Preferred Stock held by such Investor in favor of the RRS Designee at each election of directors.  The RRS Designee shall initially be Steven C. Zahnow.

(b)                                 Subject to any limitations imposed by applicable law, the RRS Designee shall be entitled to the same perquisites, including stock options, reimbursement of expenses and other similar rights in connection with such person’s membership on the Board of Directors of the Company, as every other non-executive member of the Board of Directors of the Company.

(c)                                  So long as R.R. Stolworthy, Inc. has the right to designate the Series C Director, each Investor shall take all action necessary to remove forthwith the Series C Director when (and only when) such removal is requested for any reason, with or without cause, by R.R. Stolworthy, Inc..

(d)                                 Subject to compliance with applicable law, stock market regulations, the rights of the holders of the Company’s Series B Convertible Preferred Stock and the rights of the investors party to the 2002 Purchase Agreement, the Company shall use its best efforts to cause the membership of its board of directors not to exceed seven directors.

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7.11                           Rights Plan.  So long as the Investors to whom securities have been issued pursuant to this Agreement and/or their assignees continue to be the beneficial owners (determined in accordance with the rules and regulations of the Securities and Exchange Commission) of at least a majority of the shares of Preferred Stock issued pursuant to this Agreement (appropriately adjusted for any stock split, reverse stock split, stock dividend or other reclassification or combination of the Preferred Stock occurring after the date hereof), the Company shall not, without the prior written consent of the Investors holding at least a majority of the outstanding shares of Preferred Stock issued pursuant to this Agreement (appropriately adjusted for any stock split, reverse stock split, stock dividend or other reclassification or combination of the Preferred Stock occurring after the date hereof), adopt a shareholder rights plan or “poison pill,” enter into any rights agreement or other arrangement with respect thereto, issue any such rights to stockholders thereunder or take any other actions with respect thereto.

8.                                       Survival and Indemnification.

8.1                                 Survival.  All representations, warranties, covenants and agreements contained in this Agreement shall be deemed to be representations, warranties, covenants and agreements as of the date hereof and shall survive the execution and delivery of this Agreement for a period of thirty months from the date of this Agreement; provided, however, that the provisions contained in Section 7 hereof shall survive in accordance therewith.

8.2                                 Indemnification.

(a)                                  The Company agrees to indemnify and hold harmless, on an after-tax and after insurance recovery basis, each Investor and its Affiliates and their respective directors, officers, employees and agents from and against any and all losses, claims, damages, liabilities and expenses (including without limitation reasonable attorney fees and disbursements and other expenses incurred in connection with investigating, preparing or defending any action, claim or proceeding, pending or threatened and the costs of enforcement hereof) (collectively, “Losses”) to which such Person may become subject as a result of any breach of representation, warranty, covenant or agreement made by or to be performed on the part of the Company under the Agreements or otherwise resulting from any action, claim or proceeding arising out of the matters or transactions contemplated by the Agreements, and will reimburse any such Person for all such amounts as they are incurred by such Person.

(b)                                 Promptly after receipt by any Person (the “Indemnified Person”) of notice of any demand, claim or circumstances which would or might give rise to a claim or the commencement of any action, proceeding or investigation in respect of which indemnity may be sought pursuant to Section 8.2, such Indemnified Person shall promptly notify the Company in writing and the Company shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Person, and shall assume the payment of all fees and expenses; provided, however, that the failure of any Indemnified Person so to notify the Company shall not relieve the Company of its obligations hereunder except to the extent that the Company is materially prejudiced by such failure to notify.  In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless: (i) the Company and the Indemnified Person shall have mutually agreed to the retention of such counsel; or (ii) in the

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reasonable judgment of such Indemnified Person representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them.  The Company shall not be liable for any settlement of any proceeding effected without its written consent, which consent shall not be unreasonably withheld, but if settled with such consent, or if there be a final judgment for the plaintiff, the Company shall indemnify and hold harmless such Indemnified Person from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment.  Without the prior written consent of the Indemnified Person, which consent shall not be unreasonably withheld, the Company shall not effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Person from all liability arising out of such proceeding.

9.                                       Miscellaneous.

9.1                                 Successors and Assigns.  This Agreement may not be assigned by a party hereto without the prior written consent of the Company or the Required Investors, as applicable, except that without the prior written consent of the Company, but after notice duly given, an Investor may assign its rights and delegate its duties hereunder in whole or in part to an Affiliate or to a third party acquiring some or all of its Securities in a private transaction.  The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties.  Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.  Notwithstanding anything to the contrary herein, the Company and each of the Investors hereby consent to the combined assignment at any time by R.R. Stolworthy, Inc. of all (but not part) of its rights hereunder and the delegation by R.R. Stolworthy, Inc. of all (but not part) of its duties hereunder to either an Affiliate of R.R. Stolworthy, Inc. or a designee of R. R. Stolworthy, Inc. that R.R. Stolworthy, Inc. represents and warrants to the Company in writing is financially capable of performing R.R. Stolworthy, Inc.’s duty to pay its portion of the Purchase Price hereunder, upon written notice delivered to the Company.

9.2                                 Counterparts; Faxes.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  This Agreement may also be executed via facsimile, which shall be deemed an original.

9.3                                 Titles and Subtitles.  The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

9.4                                 Notices.  Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given as hereinafter described (i) if given by personal delivery, then such notice shall be deemed given upon such delivery, (ii) if given by telex or telecopier, then such notice shall be deemed given upon receipt of confirmation of complete transmittal, (iii) if given by mail, then such notice shall

23

be deemed given upon the earlier of (A) receipt of such notice by the recipient or (B) three days after such notice is deposited in first class mail, postage prepaid, and (iv) if given by an internationally recognized overnight air courier, then such notice shall be deemed given one day after delivery to such carrier.  All notices shall be addressed to the party to be notified at the address as follows, or at such other address as such party may designate by ten days’ advance written notice to the other party pursuant to this Section 9.4:

If to the Company:

Artisoft, Inc.
5 Cambridge Center
Cambridge, Massachusetts 02142
Attn:	President
Fax:	(617) 354-3564

With a copy to:

Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109
Attn:	Peter B. Tarr, Esq.
Fax:	(617) 526-5000

If to the Investors, to the addresses set forth on the signature pages hereto.

9.5                                 Expenses.  The parties hereto shall pay their own costs and expenses in connection herewith, except that the Company shall reimburse, whether or not the Closing occurs, the reasonable due diligence expenses and fees and expenses of counsel to R.R. Stolworthy, Inc., such due diligence expenses and fees and expenses of counsel not to exceed $25,000.  The parties hereto acknowledge that on June 27, 2003, the Company paid $10,000 of such reimbursement and, therefore, will be required to reimburse no more than $15,000 of due diligence expenses and fees and expenses of counsel pursuant to the preceding sentence.  The Company shall reimburse each Investor upon demand for all reasonable out-of-pocket expenses incurred by such Investor, including without limitation reasonable fees and expenses for one counsel selected by the Required Investors, in connection with any amendment, modification or waiver of this Agreement or the other Agreements requested by the Company.  In the event that legal proceedings are commenced by any party to this Agreement against another party to this Agreement in connection with this Agreement or the other Agreements, the party or parties which do not prevail in such proceedings shall severally, but not jointly, pay their pro rata share of the reasonable attorneys’ fees and other reasonable out-of-pocket costs and expenses incurred by the prevailing party in such proceedings.

9.6                                 Amendments and Waivers.  Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Required Investors.  Any amendment or waiver effected in accordance with

24

this paragraph shall be binding upon each holder of any Securities purchased under this Agreement at the time outstanding, each future holder of all such securities, and the Company.

9.7                                 Publicity.  No public release or announcement concerning the transactions contemplated hereby shall be issued by the Company or the Investors without the prior consent of the Company (in the case of a release or announcement by the Investors) or R.R. Stolworthy, Inc. (in the case of a release or announcement by the Company) (which consents shall not be unreasonably withheld), except as such release or announcement may be required by law or the applicable rules or regulations of any securities exchange or securities market, in which case the Company or the Investors, as the case may be, shall allow R.R. Stolworthy, Inc. or the Company, as applicable, reasonable time to comment on such release or announcement in advance of such issuance.

9.8                                 Severability.  Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.  To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provisions hereof prohibited or unenforceable in any respect.

9.9                                 Entire Agreement.  This Agreement, including the Exhibits and Schedules hereto, and the other Agreements constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter hereof and thereof.

9.10                           Further Assurances.  The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

9.11                           Applicable Law.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without regard to principles of conflicts of laws.

9.12                           Independent Nature of Investors’ Obligations and Rights.  The obligations of each Investor under any Agreement are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under any Agreement.  Nothing contained herein or in any Agreement, and no action taken by any Investor pursuant thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Agreement.  Each Investor shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of

25

this Agreement or out of the other Agreement, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose.

[signature pages follow]

26

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

The Company:	ARTISOFT, INC.

	By:	/s/ Steven G. Manson
Name: Steven G. Manson
Title: President & CEO

The Investors:	R.R. Stolworthy, Inc.,
a Washington Corporation

	By:	/s/ R. Randy Stolworthy
Name: R. Randy Stolworthy
Title: President

LAGUNITAS PARTNERS, LP

By: Gruber & McBaine Capital Management, LLC,
Its General Partner

By:	/s/ Jon D. Gruber
Name: Jon D. Gruber
Title: Manager

GRUBER & MCBAINE INTERNATIONAL

By: Gruber & McBaine Capital Management, LLC,
Attorney-in-Fact

By:	/s/ Jon D. Gruber
Name: Jon D. Gruber
Title: Manager

/s/ Jon D. Gruber
Jon D. Gruber

F/B/O/ LINDSAY DEROY GRUBER TRUST
DATED DECEMBER 27, 1976

By:	/s/ Jon D. Gruber
Name: Jon D. Gruber
Title: Trustee

F/B/O/ JONATHAN WYATT GRUBER TRUST
DATED DECEMBER 30, 1975

By:	/s/ Jon D. Gruber
Name: Jon D. Gruber
Title: Trustee

ALICE ANN CORPORATION
By: Perkins Capital Management, Inc., Attorney-in-Fact

By:	/s/ Richard C. Perkins
Name: Richard C. Perkins
Title: Vice President

ROBERT G. ALLISON
By: Perkins Capital Management, Inc., Attorney-in-Fact

By:	/s/ Richard C. Perkins
Name: Richard C. Perkins
Title: Vice President

WILLIAM H. BAXTER TTEE FBO WILLIAM H. BAXTER REV TR U/A DTD 7/3/96
By: Perkins Capital Management, Inc., Attorney-in-Fact

By:	/s/ Richard C. Perkins
Name: Richard C. Perkins
Title: Vice President

GARY A. BERGREN
By: Perkins Capital Management, Inc., Attorney-in-Fact

By:	/s/ Richard C. Perkins
Name: Richard C. Perkins
Title: Vice President

DAVID C. & CAROLE A. BROWN TTEE’S FBO DAVID C. & CAROLE A. BROWN REV TR U/A DTD 10/23/97
By: Perkins Capital Management, Inc., Attorney-in-Fact

By:	/s/ Richard C. Perkins
Name: Richard C. Perkins
Title: Vice President

CRAIG L. CAMPBELL
By: Perkins Capital Management, Inc., Attorney-in-Fact

By:	/s/ Richard C. Perkins
Name: Richard C. Perkins
Title: Vice President

ANNE S. CHUDNOFSKY
By: Perkins Capital Management, Inc., Attorney-in-Fact

By:	/s/ Richard C. Perkins
Name: Richard C. Perkins
Title: Vice President

USB PIPER JAFFRAY AS CUSTODIAN FBO ROBERT H. CLAYBURGH IRA
By: Perkins Capital Management, Inc., Attorney-in-Fact

By:	/s/ Richard C. Perkins
Name: Richard C. Perkins
Title: Vice President

USB PIPER JAFFRAY AS CUSTODIAN FBO BRADLEY A. ERICKSON IRA
By: Perkins Capital Management, Inc., Attorney-in-Fact

By:	/s/ Richard C. Perkins
Name: Richard C. Perkins
Title: Vice President

DENNIS D. GONYEA
By: Perkins Capital Management, Inc., Attorney-in-Fact

By:	/s/ Richard C. Perkins
Name: Richard C. Perkins
Title: Vice President

DOROTHY J. HOEL
By: Perkins Capital Management, Inc., Attorney-in-Fact

By:	/s/ Richard C. Perkins
Name: Richard C. Perkins
Title: Vice President

USB PIPER JAFFRAY AS CUSTODIAN FBO RICHARD A. JUSTMAN SEP/IRA
By: Perkins Capital Management, Inc., Attorney-in-Fact

By:	/s/ Richard C. Perkins
Name: Richard C. Perkins
Title: Vice President

USB PIPER JAFFRAY AS CUSTODIAN FBO CHARLES W. PAPPAS IRA
By: Perkins Capital Management, Inc., Attorney-in-Fact

By:	/s/ Richard C. Perkins
Name: Richard C. Perkins
Title: Vice President

/s/ Richard C. Perkins
Richard C. Perkins

JOHN T. POTTER
By: Perkins Capital Management, Inc., Attorney-in-Fact

By:	/s/ Richard C. Perkins
Name: Richard C. Perkins
Title: Vice President

DR. PAUL C. & NANCY S. SEEL JT WROS
By: Perkins Capital Management, Inc., Attorney-in-Fact

By:	/s/ Richard C. Perkins
Name: Richard C. Perkins
Title: Vice President

E. TERRY SKONE
By: Perkins Capital Management, Inc., Attorney-in-Fact

By:	/s/ Richard C. Perkins
Name: Richard C. Perkins
Title: Vice President

MANUEL A. VILLAFANA
By: Perkins Capital Management, Inc., Attorney-in-Fact

By:	/s/ Richard C. Perkins
Name: Richard C. Perkins
Title: Vice President

DONALD O. & JANET M. VOIGHT TTEE’S FBO JANET M. VOIGHT TR U/D DTD 8/29/96
By: Perkins Capital Management, Inc., Attorney-in-Fact

By:	/s/ Richard C. Perkins
Name: Richard C. Perkins
Title: Vice President

SHAWN P. WEINAND
By: Perkins Capital Management, Inc., Attorney-in-Fact

By:	/s/ Richard C. Perkins
Name: Richard C. Perkins
Title: Vice President

DAVID M. WESTRUM
By: Perkins Capital Management, Inc., Attorney-in-Fact

By:	/s/ Richard C. Perkins
Name: Richard C. Perkins
Title: Vice President

DANIEL S. & PATRICE M. PERKINS JOINT WROS
By: Perkins Capital Management, Inc., Attorney-in-Fact

By:	/s/ Daniel S. Perkins
Name: Daniel S. Perkins
Title: Vice President

USB PIPER JAFFRAY AS CUSTODIAN FBO DAVID H. POTTER IRA ROLLOVER
By: Perkins Capital Management, Inc., Attorney-in-Fact

By:	/s/ Daniel S. Perkins
Name: Daniel S. Perkins
Title: Vice President

USB PIPER JAFFRAY AS CUSTODIAN FBO JAMES G. PETERS IRA
By: Perkins Capital Management, Inc., Attorney-in-Fact

By:	/s/ Daniel S. Perkins
Name: Daniel S. Perkins
Title: Vice President

/s/ Gary S. Kohler
Gary S. Kohler

CONSTABLE CAPITAL, LLC

By: Constable Advisors, LLC
Its managing member

By:	/s/ Donald M. Constable
Name: Donald M. Constable
Title: Managing Member

CONSTABLE CAPITAL QP, LLC

By: Constable Advisors, LLC
Its managing member

By:	/s/ Donald M. Constable
Name: Donald M. Constable
Title: Managing Member

SCHEDULE I

Investors

Name	Address	Pro Rata Purchase Price	Shares	Warrants
R.R. Stolworthy, Inc.	Steven C. Zahnow c/o R.R. Stolworthy, Inc. 4131 N. 24th Street, Suite C-207 Phoenix, Arizona 85016 Tel: (602) 553-2744 Fax: (602) 553-0508	$2,100,000.0	1,400,000	1,400,000

	with a copy to: Eric L. Cohen Bryan Cave LLP 1290 Avenue of the Americas New York, NY 10104 Telephone: (212) 541-2232 Facsimile: (212) 541-1432

Lagunitas Partners, LP	c/o Gruber & McBaine Capital Management, LLC 50 Osgood Place, Penthouse San Francisco, CA 94133 Attn: Christine Arroyo Tel: (415) 981-1039 Fax: (415) 981-6434	$320,001.00	213,334	213,334

	with a copy to: Shartsis, Friese & Ginsburg, LLP One Maritime Plaza, 18th Floor San Francisco, CA 94111 Attn: Steven O. Gasser, Esq. Tel: (415) 421-6500 Fax: (415) 421-2922

Gruber & McBaine International	Same as above.	$100,000.50	66,667	66,667

Jon D. Gruber	Same as above.	$57,501.00	38,334	38,334

F/B/O Lindsay Deroy Gruber Trust dated December 27, 1976	Same as above.	$11,250.00	7,500	7,500

Name	Address	Pro Rata Purchase Price	Shares	Warrants
F/B/O/ Jonathan Wyatt Gruber Trust dated December 30, 1975	Same as above.	$11,250.00	7,500	7,500

Alice Ann Corporation	Alice Ann Corporation c/o Perkins Capital Management, Inc. 730 East Lake Street Wayzata, Minnesota 55391-1769 Tel: (952) 473-8367	$30,000.00	20,000	20,000

Robert G. Allison	Robert G. Allison c/o Perkins Capital Management, Inc. 730 East Lake Street Wayzata, Minnesota 55391-1769 Tel: (952) 473-8367	$45,000.00	30,000	30,000

William H. Baxter TTEE FBO William H. Baxter Rev Tr U/A DTD 7/3/96	William H. Baxter c/o Perkins Capital Management, Inc. 730 East Lake Street Wayzata, Minnesota 55391-1769 Tel: (952) 473-8367	$30,000.00	20,000	20,000

Gary A. Bergren	Gary A. Bergren c/o Perkins Capital Management, Inc. 730 East Lake Street Wayzata, Minnesota 55391-1769 Tel: (952) 473-8367	$30,000.00	20,000	20,000

David C. & Carole A. Brown TTEE’s FBO David C. & Carole A. Brown REV TR U/A DTD 10/23/97	David C. & Carole A. Brown c/o Perkins Capital Management, Inc. 730 East Lake Street Wayzata, Minnesota 55391-1769 Tel: (952) 473-8367	$30,000.00	20,000	20,000

Craig L. Campbell	Craig L. Campbell c/o Perkins Capital Management, Inc. 730 East Lake Street Wayzata, Minnesota 55391-1769 Tel: (952) 473-8367	$30,000.00	20,000	20,000

Anne S. Chudnofsky	Anne S. Chudnofsky c/o Perkins Capital Management, Inc. 730 East Lake Street Wayzata, Minnesota 55391-1769 Tel: (952) 473-8367	$24,000.00	16,000	16,000

Name	Address	Pro Rata Purchase Price	Shares	Warrants
USB Piper Jaffray as Custodian FBO Robert H. Clayburgh IRA	Robert H. Clayburgh IRA c/o Perkins Capital Management, Inc. 730 East Lake Street Wayzata, Minnesota 55391-1769 Tel: (952) 473-8367	$30,000.00	20,000	20,000

USB Piper Jaffray as Custodian FBO Bradley A. Erickson IRA	Bradley A. Erickson c/o Perkins Capital Management, Inc. 730 East Lake Street Wayzata, Minnesota 55391-1769 Tel: (952) 473-8367	$45,000.00	30,000	30,000

Dennis D. Gonyea	Dennis D. Gonyea c/o Perkins Capital Management, Inc. 730 East Lake Street Wayzata, Minnesota 55391-1769 Tel: (952) 473-8367	$30,000.00	20,000	20,000

Dorothy J. Hoel	Dorothy J. Hoel c/o Perkins Capital Management, Inc. 730 East Lake Street Wayzata, Minnesota 55391-1769 Tel: (952) 473-8367	$30,000.00	20,000	20,000

USB Piper Jaffray as Custodian FBO Richard A. Justman SEP/IRA	Richard A. Justman c/o Perkins Capital Management, Inc. 730 East Lake Street Wayzata, Minnesota 55391-1769 Tel: (952) 473-8367	$30,000.00	20,000	20,000

USB Piper Jaffray as Custodian FBO Charles W. Pappas IRA	Charles W. Pappas c/o Perkins Capital Management, Inc. 730 East Lake Street Wayzata, Minnesota 55391-1769 Tel: (952) 473-8367	$30,000.00	20,000	20,000

Richard C. Perkins	Richard C. Perkins 2125 Hollybush Road Hamel, MN 55430 Tel: (952) 473-8367	$45,000.00	30,000	30,000

John T. Potter	John T. Potter c/o Perkins Capital Management, Inc. 730 East Lake Street Wayzata, Minnesota 55391-1769 Tel: (952) 473-8367	$30,000.00	20,000	20,000

Name	Address	Pro Rata Purchase Price	Shares	Warrants
Dr. Paul C. & Nancy S. Seel Jt WROS	Dr. Paul C. & Nancy S. Seel c/o Perkins Capital Management, Inc. 730 East Lake Street Wayzata, Minnesota 55391-1769 Tel: (952) 473-8367	$30,000.00	20,000	20,000

E. Terry Skone	E. Terry Skone c/o Perkins Capital Management, Inc. 730 East Lake Street Wayzata, Minnesota 55391-1769 Tel: (952) 473-8367	$45,000.00	30,000	30,000

Manuel A. Villafana	Manuel A. Villafana c/o Perkins Capital Management, Inc. 730 East Lake Street Wayzata, Minnesota 55391-1769 Tel: (952) 473-8367	$30,000.00	20,000	20,000

Donald O. & Janet M. Voight TTEE’s FBO Janet M. Voight TR U/D DTD 8/29/96	Ms. Janet M. Voight TR c/o Perkins Capital Management, Inc. 730 East Lake Street Wayzata, Minnesota 55391-1769 Tel: (952) 473-8367	$24,000.00	16,000	16,000

Shawn P. Weinand	Shawn P. Weinand c/o Perkins Capital Management, Inc. 730 East Lake Street Wayzata, Minnesota 55391-1769 Tel: (952) 473-8367	$30,000.00	20,000	20,000

David M. Westrum	David M. Westrum c/o Perkins Capital Management, Inc. 730 East Lake Street Wayzata, Minnesota 55391-1769 Tel: (952) 473-8367	$45,000.00	30,000	30,000

Daniel S. & Patrice M. Perkins Joint WROS	Daniel S. Perkins c/o Perkins Capital Management, Inc. 730 East Lake Street Wayzata, Minnesota 55391-1769 Tel: (952) 473-8367	$45,000.00	30,000	30,000

USB Piper Jaffray as Custodian FBO David H. Potter IRA Rollover	David H. Potter IRA c/o Perkins Capital Management, Inc. 730 East Lake Street Wayzata, Minnesota 55391-1769 Tel: (952) 473-8367	$30,000.00	20,000	20,000

Name	Address	Pro Rata Purchase Price	Shares	Warrants
USB Piper Jaffray as Custodian FBO James G. Peters IRA	James G. Peters IRA c/o Perkins Capital Management, Inc. 730 East Lake Street Wayzata, Minnesota 55391-1769 Tel: (952) 473-8367	$22,500.00	15,000	15,000

Gary S. Kohler	Gary S. Kohler c/o Whitebox Advisors 3033 Excelsior Blvd., Suite 300 Minneapolis, MN 55416 Tel: (612) 964-7447 Fax: (612) 253-6151	$100,000.50	66,667	66,667

Constable Capital, LLC	Constable Capital, LLC 18300 Minnetonka Blvd. Deephaven, MN 55391 Attn: Rick Hartfiel Tel: (952) 476-2450 Fax: (952) 476-0410	$346,810.50	231,207	231,207

Constable Capital QP, LLC	Constable Capital QP, LLC Same as above	$103,189.50	68,793	68,793
TOTAL		$3,940,503.00	2,627,002	2,627,002

EXECUTION COPY

ASSIGNMENT AND AMENDMENT TO PURCHASE AGREEMENT

This Assignment and Amendment (this “Assignment and Amendment”) with respect to that certain Purchase Agreement (the “Purchase Agreement”) dated June 27, 2003 among Artisoft, Inc., a Delaware corporation (the “Company”), and the Investors named therein (the “Investors”) is entered into this 2nd day of September, 2003 among the Company, those Investors set forth on the signature pages hereto (the “Majority Investors”) and USB Piper Jaffray as Custodian FBO Richard C. Perkins IRA (“Perkins IRA”).

RECITALS

A.                                   Each of the parties to this Assignment and Amendment desires to permit the assignment, and amend the Purchase Agreement, as provided in this Assignment and Amendment.

B.                                     Sections 9.1 and 9.6 of the Purchase Agreement permit the assignment and amendment of the Purchase Agreement as provided therein

C.                                     The Majority Investors constitute one or more of the Investors designated on Schedule I to the Purchase Agreement as purchasing at the Closing 50% or more of the Shares, and therefore, the Majority Investors constitute the Required Investors.

D.                                    Capitalized terms used and not otherwise defined in this Assignment and Amendment shall have the respective meanings ascribed to them in the Purchase Agreement.

In consideration of the foregoing and the mutual promises made herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto consent and agree as follows:

1.                                       USB Piper Jaffray as Custodian FBO Richard A. Justman SEP/IRA hereby assigns and delegates all of its rights, obligations and duties under the Purchase Agreement (the “Assignment and Delegation”) to Perkins IRA; and Perkins IRA hereby accepts such Assignment and Delegation.  The Company and the Required Investors hereby consent to such Assignment and Delegation.

2.                                       Schedule I to the Purchase Agreement is hereby amended, restated and replaced in its entirety by the Schedule I appended hereto as Annex A.

3.                                       Except as modified by this Assignment and Amendment, the Purchase Agreement shall continue and remain in full force and effect.

4.                                       This Assignment and Amendment shall be governed by, and construed in accordance with, the laws of the State of Delaware without regard to principles of conflicts of laws.

5.                                       Counterparts; Faxes.  This Assignment and Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  This Assignment and Amendment may also be executed via facsimile, which shall be deemed an original.

*****

IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Amendment to be duly executed as of the day and year first above written.

ARTISOFT, INC.

By:	/s/ Duncan G. Perry
Name: Duncan G. Perry
Title: Chief Financial Officer

USB PIPER JAFFRAY AS CUSTODIAN FBO RICHARD C. PERKINS IRA
By: Perkins Capital Management, Inc., Attorney-in-Fact

By:	/s/ Richard C. Perkins
Name: Richard C. Perkins
Title: Vice President

USB PIPER JAFFRAY AS CUSTODIAN FBO RICHARD A. JUSTMAN SEP/IRA
By: Perkins Capital Management, Inc., Attorney-in-Fact

By:	/s/ Richard C. Perkins
Name: Richard C. Perkins
Title: Vice President

R.R. STOLWORTHY, INC.

By:	/s/ R. Randy Stolworthy
Name: R. Randy Stolworthy
Title: President

ALICE ANN CORPORATION
By: Perkins Capital Management, Inc., Attorney-in-Fact

By:	/s/ Richard C. Perkins
Name: Richard C. Perkins
Title: Vice President

ROBERT G. ALLISON
By: Perkins Capital Management, Inc., Attorney-in-Fact

By:	/s/ Richard C. Perkins
Name: Richard C. Perkins
Title: Vice President

WILLIAM H. BAXTER TTEE FBO WILLIAM H.BAXTER REV TR U/A DTD 7/3/96
By: Perkins Capital Management, Inc., Attorney-in-Fact

By:	/s/ Richard C. Perkins
Name: Richard C. Perkins
Title: Vice President

GARY A. BERGREN
By: Perkins Capital Management, Inc., Attorney-in-Fact

By:	/s/ Richard C. Perkins
Name: Richard C. Perkins
Title: Vice President

DAVID C. & CAROLE A. BROWN TTEE’S FBO DAVID C. & CAROLE A. BROWN REV TR U/A DTD 10/23/97
By: Perkins Capital Management, Inc., Attorney-in-Fact

By:	/s/ Richard C. Perkins
Name: Richard C. Perkins
Title: Vice President

CRAIG L. CAMPBELL
By: Perkins Capital Management, Inc., Attorney-in-Fact

By:	/s/ Richard C. Perkins
Name: Richard C. Perkins
Title: Vice President

ANNE S. CHUDNOFSKY
By: Perkins Capital Management, Inc., Attorney-in-Fact

By:	/s/ Richard C. Perkins
Name: Richard C. Perkins
Title: Vice President

USB PIPER JAFFRAY AS CUSTODIAN FBO ROBERT H. CLAYBURGH IRA
By: Perkins Capital Management, Inc., Attorney-in-Fact

By:	/s/ Richard C. Perkins
Name: Richard C. Perkins
Title: Vice President

USB PIPER JAFFRAY AS CUSTODIAN FBO BRADLEY A. ERICKSON IRA
By: Perkins Capital Management, Inc., Attorney-in-Fact

By:	/s/ Richard C. Perkins
Name: Richard C. Perkins
Title: Vice President

DENNIS D. GONYEA
By: Perkins Capital Management, Inc., Attorney-in-Fact

By:	/s/ Richard C. Perkins
Name: Richard C. Perkins
Title: Vice President

DOROTHY J. HOEL
By: Perkins Capital Management, Inc., Attorney-in-Fact

By:	/s/ Richard C. Perkins
Name: Richard C. Perkins
Title: Vice President

USB PIPER JAFFRAY AS CUSTODIAN FBO CHARLES W. PAPPAS IRA
By: Perkins Capital Management, Inc., Attorney-in-Fact

By:	/s/ Richard C. Perkins
Name: Richard C. Perkins
Title: Vice President

/s/ Richard C. Perkins
Richard C. Perkins

JOHN T. POTTER
By: Perkins Capital Management, Inc., Attorney-in-Fact

By:	/s/ Richard C. Perkins
Name: Richard C. Perkins
Title: Vice President

DR. PAUL C. & NANCY S. SEEL JT WROS
By: Perkins Capital Management, Inc., Attorney-in-Fact

By:	/s/ Richard C. Perkins
Name: Richard C. Perkins
Title: Vice President

E. TERRY SKONE
By: Perkins Capital Management, Inc., Attorney-in-Fact

By:	/s/ Richard C. Perkins
Name: Richard C. Perkins
Title: Vice President

MANUEL A. VILLAFANA
By: Perkins Capital Management, Inc., Attorney-in-Fact

By:	/s/ Richard C. Perkins
Name: Richard C. Perkins
Title: Vice President

DONALD O. & JANET M. VOIGHT TTEE’S FBO JANET M. VOIGHT TR U/D DTD 8/29/96
By: Perkins Capital Management, Inc., Attorney-in-Fact

By:	/s/ Richard C. Perkins
Name: Richard C. Perkins
Title: Vice President

SHAWN P. WEINAND
By: Perkins Capital Management, Inc., Attorney-in-Fact

By:	/s/ Richard C. Perkins
Name: Richard C. Perkins
Title: Vice President

DAVID M. WESTRUM
By: Perkins Capital Management, Inc., Attorney-in-Fact

By:	/s/ Richard C. Perkins
Name: Richard C. Perkins
Title: Vice President

DANIEL S. & PATRICE M. PERKINS JOINT WROS
By: Perkins Capital Management, Inc., Attorney-in-Fact

By:	/s/ Daniel S. Perkins
Name: Daniel S. Perkins
Title: Vice President

USB PIPER JAFFRAY AS CUSTODIAN FBO DAVID H. POTTER IRA ROLLOVER
By: Perkins Capital Management, Inc., Attorney-in-Fact

By:	/s/ Daniel S. Perkins
Name: Daniel S. Perkins
Title: Vice President

USB PIPER JAFFRAY AS CUSTODIAN FBO JAMES G. PETERS IRA
By: Perkins Capital Management, Inc., Attorney-in-Fact

By:	/s/ Daniel S. Perkins
Name: Daniel S. Perkins
Title: Vice President

ANNEX A

SCHEDULE I

Investors

Name	Address	Pro Rata Purchase Price	Shares	Warrants
R.R. Stolworthy, Inc.	Steven C. Zahnow c/o R.R. Stolworthy, Inc. 4131 N. 24th Street, Suite C-207 Phoenix, Arizona 85016 Tel: (602) 553-2744 Fax: (602) 553-0508 with a copy to: Eric L. Cohen Bryan Cave LLP 1290 Avenue of the Americas New York, NY 10104 Telephone: (212) 541-2232 Facsimile: (212) 541-1432	$2,100,000.0	1,400,000	1,400,000

Lagunitas Partners, LP	c/o Gruber & McBaine Capital Management, LLC 50 Osgood Place, Penthouse San Francisco, CA 94133 Attn: Christine Arroyo Tel: (415) 981-1039 Fax: (415) 981-6434 with a copy to: Shartsis, Friese & Ginsburg, LLP One Maritime Plaza, 18th Floor San Francisco, CA 94111 Attn: Steven O. Gasser, Esq. Tel: (415) 421-6500 Fax: (415) 421-2922	$320,001.00	213,334	213,334

Gruber & McBaine International	Same as above.	$100,000.50	66,667	66,667

Jon D. Gruber	Same as above.	$57,501.00	38,334	38,334

F/B/O Lindsay Deroy Gruber Trust dated December 27, 1976	Same as above.	$11,250.00	7,500	7,500

Name	Address	Pro Rata Purchase Price	Shares	Warrants
F/B/O/ Jonathan Wyatt Gruber Trust dated December 30, 1975	Same as above.	$11,250.00	7,500	7,500

Alice Ann Corporation	Alice Ann Corporation c/o Perkins Capital Management, Inc. 730 East Lake Street Wayzata, Minnesota 55391-1769 Tel: (952) 473-8367	$30,000.00	20,000	20,000

Robert G. Allison	Robert G. Allison c/o Perkins Capital Management, Inc. 730 East Lake Street Wayzata, Minnesota 55391-1769 Tel: (952) 473-8367	$45,000.00	30,000	30,000

William H. Baxter TTEE FBO William H. Baxter Rev Tr U/A DTD 7/3/96	William H. Baxter c/o Perkins Capital Management, Inc. 730 East Lake Street Wayzata, Minnesota 55391-1769 Tel: (952) 473-8367	$30,000.00	20,000	20,000

Gary A. Bergren	Gary A. Bergren c/o Perkins Capital Management, Inc. 730 East Lake Street Wayzata, Minnesota 55391-1769 Tel: (952) 473-8367	$30,000.00	20,000	20,000

David C. & Carole A. Brown TTEE’s FBO David C. & Carole A. Brown REV TR U/A DTD 10/23/97	David C. & Carole A. Brown c/o Perkins Capital Management, Inc. 730 East Lake Street Wayzata, Minnesota 55391-1769 Tel: (952) 473-8367	$30,000.00	20,000	20,000

Craig L. Campbell	Craig L. Campbell c/o Perkins Capital Management, Inc. 730 East Lake Street Wayzata, Minnesota 55391-1769 Tel: (952) 473-8367	$30,000.00	20,000	20,000

Anne S. Chudnofsky	Anne S. Chudnofsky c/o Perkins Capital Management, Inc. 730 East Lake Street Wayzata, Minnesota 55391-1769 Tel: (952) 473-8367	$24,000.00	16,000	16,000

Name	Address	Pro Rata Purchase Price	Shares	Warrants
USB Piper Jaffray as Custodian FBO Robert H. Clayburgh IRA	Robert H. Clayburgh IRA c/o Perkins Capital Management, Inc. 730 East Lake Street Wayzata, Minnesota 55391-1769 Tel: (952) 473-8367	$30,000.00	20,000	20,000

USB Piper Jaffray as Custodian FBO Bradley A. Erickson IRA	Bradley A. Erickson c/o Perkins Capital Management, Inc. 730 East Lake Street Wayzata, Minnesota 55391-1769 Tel: (952) 473-8367	$45,000.00	30,000	30,000

Dennis D. Gonyea	Dennis D. Gonyea c/o Perkins Capital Management, Inc. 730 East Lake Street Wayzata, Minnesota 55391-1769 Tel: (952) 473-8367	$30,000.00	20,000	20,000

Dorothy J. Hoel	Dorothy J. Hoel c/o Perkins Capital Management, Inc. 730 East Lake Street Wayzata, Minnesota 55391-1769 Tel: (952) 473-8367	$30,000.00	20,000	20,000

USB Piper Jaffray as Custodian FBO Richard C. Perkins IRA	Richard C. Perkins 2125 Hollybush Road Hamel, MN 55430 Tel: (952) 473-8367	$30,000.00	20,000	20,000

USB Piper Jaffray as Custodian FBO Charles W. Pappas IRA	Charles W. Pappas c/o Perkins Capital Management, Inc. 730 East Lake Street Wayzata, Minnesota 55391-1769 Tel: (952) 473-8367	$30,000.00	20,000	20,000

Richard C. Perkins	Richard C. Perkins 2125 Hollybush Road Hamel, MN 55430 Tel: (952) 473-8367	$45,000.00	30,000	30,000

John T. Potter	John T. Potter c/o Perkins Capital Management, Inc. 730 East Lake Street Wayzata, Minnesota 55391-1769 Tel: (952) 473-8367	$30,000.00	20,000	20,000

Name	Address	Pro Rata Purchase Price	Shares	Warrants
Dr. Paul C. & Nancy S. Seel Jt WROS	Dr. Paul C. & Nancy S. Seel c/o Perkins Capital Management, Inc. 730 East Lake Street Wayzata, Minnesota 55391-1769 Tel: (952) 473-8367	$30,000.00	20,000	20,000

E. Terry Skone	E. Terry Skone c/o Perkins Capital Management, Inc. 730 East Lake Street Wayzata, Minnesota 55391-1769 Tel: (952) 473-8367	$45,000.00	30,000	30,000

Manuel A. Villafana	Manuel A. Villafana c/o Perkins Capital Management, Inc. 730 East Lake Street Wayzata, Minnesota 55391-1769 Tel: (952) 473-8367	$30,000.00	20,000	20,000

Donald O. & Janet M. Voight TTEE’s FBO Janet M. Voight TR U/D DTD 8/29/96	Ms. Janet M. Voight TR c/o Perkins Capital Management, Inc. 730 East Lake Street Wayzata, Minnesota 55391-1769 Tel: (952) 473-8367	$24,000.00	16,000	16,000

Shawn P. Weinand	Shawn P. Weinand c/o Perkins Capital Management, Inc. 730 East Lake Street Wayzata, Minnesota 55391-1769 Tel: (952) 473-8367	$30,000.00	20,000	20,000

David M. Westrum	David M. Westrum c/o Perkins Capital Management, Inc. 730 East Lake Street Wayzata, Minnesota 55391-1769 Tel: (952) 473-8367	$45,000.00	30,000	30,000

Daniel S. & Patrice M. Perkins Joint WROS	Daniel S. Perkins c/o Perkins Capital Management, Inc. 730 East Lake Street Wayzata, Minnesota 55391-1769 Tel: (952) 473-8367	$45,000.00	30,000	30,000

USB Piper Jaffray as Custodian FBO David H. Potter IRA Rollover	David H. Potter IRA c/o Perkins Capital Management, Inc. 730 East Lake Street Wayzata, Minnesota 55391-1769 Tel: (952) 473-8367	$30,000.00	20,000	20,000

Name	Address	Pro Rata Purchase Price	Shares	Warrants
USB Piper Jaffray as Custodian FBO James G. Peters IRA	James G. Peters IRA c/o Perkins Capital Management, Inc. 730 East Lake Street Wayzata, Minnesota 55391-1769 Tel: (952) 473-8367	$22,500.00	15,000	15,000

Gary S. Kohler	Gary S. Kohler c/o Whitebox Advisors 3033 Excelsior Blvd., Suite 300 Minneapolis, MN 55416 Tel: (612) 964-7447 Fax: (612) 253-6151	$100,000.50	66,667	66,667

Constable Capital, LLC	Constable Capital, LLC 18300 Minnetonka Blvd. Deephaven, MN 55391 Attn: Rick Hartfiel Tel: (952) 476-2450 Fax: (952) 476-0410	$346,810.50	231,207	231,207

Constable Capital QP, LLC	Constable Capital QP, LLC Same as above	$103,189.50	68,793	68,793

TOTAL		$3,940,503.00	2,627,002	2,627,002

EXECUTION COPY

ASSIGNMENT AND AMENDMENT TO PURCHASE AGREEMENT

This Assignment and Amendment (this “Assignment and Amendment”) with respect to that certain Purchase Agreement (the “Purchase Agreement”) dated June 27, 2003 among Artisoft, Inc., a Delaware corporation (the “Company”), and the Investors named therein (the “Investors”) is entered into this 9th day of September, 2003 among the Company, R.R. Stolworthy, Inc. and Pathfinder Ventures II, L.L.C. (“Pathfinder”).

RECITALS

A.                                   Each of the parties to this Assignment and Amendment desires to permit the assignment, and amend the Purchase Agreement, as provided in this Assignment and Amendment.

B.                                     Sections 9.1 and 9.6 of the Purchase Agreement permit the assignment and amendment of the Purchase Agreement as provided therein.

C.                                     R.R. Stolworthy, Inc. constitutes one or more of the Investors designated on Schedule I to the Purchase Agreement as purchasing at the Closing 50% or more of the Shares, and therefore, R.R. Stolworthy, Inc. constitutes the Required Investors.

D.                                    Capitalized terms used and not otherwise defined in this Assignment and Amendment shall have the respective meanings ascribed to them in the Purchase Agreement.

In consideration of the foregoing and the mutual promises made herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto consent and agree as follows:

1.                                       R.R. Stolwothy, Inc. hereby assigns and delegates all of its rights, obligations and duties under the Purchase Agreement (the “Assignment and Delegation”) to Pathfinder; and Pathfinder hereby accepts such Assignment and Delegation.  R.R. Stolworthy, Inc. hereby represents and warrants to the Company that Pathfinder is financially capable of performing R.R. Stolworthy, Inc.’s duty to pay its portion of the Purchase Price (as defined in the Purchase Agreement).  The Company and the Required Investors hereby consent to the Assignment and Delegation.

2.                                       Section 7.10(a) of the Purchase Agreement is hereby amended, restated and replaced in its entirety as follows:

(a)                                  Pursuant to the terms of the Preferred Stock, the holders of the Preferred Stock have the right to elect one director of the Company (the “Series C Director”).  Each of the Investors acknowledges that so long as Pathfinder Ventures II, L.L.C. and/or one of its Affiliates hold shares of Preferred Stock, Pathfinder Ventures II, L.L.C. shall have the right to designate the Series C Director (the “RRS Designee”) and each of the Investors shall vote all of the Preferred Stock held by such Investor in favor of the RRS

Designee at each election of directors.  The RRS Designee shall initially be Steven C. Zahnow.

3.                                       Section 7.10(c) of the Purchase Agreement is hereby amended, restated and replaced in its entirety as follows:

(c)                                  So long as Pathfinder Ventures II, L.L.C. has the right to designate the Series C Director, each Investor shall take all action necessary to remove forthwith the Series C Director when (and only when) such removal is requested for any reason, with or without cause, by Pathfinder Ventures II, L.L.C.

4.                                       Section 9.7 of the Purchase Agreement is hereby amended, restated and replaced in its entirety as follows:

9.7                                 Publicity.  No public release or announcement concerning the transactions contemplated hereby shall be issued by the Company or the Investors without the prior consent of the Company (in the case of a release or announcement by the Investors) or Pathfinder Ventures II, L.L.C. (in the case of a release or announcement by the Company) (which consents shall not be unreasonably withheld), except as such release or announcement may be required by law or the applicable rules or regulations of any securities exchange or securities market, in which case the Company or the Investors, as the case may be, shall allow Pathfinder Ventures II, L.L.C. or the Company, as applicable, reasonable time to comment on such release or announcement in advance of such issuance.

5.                                       Schedule I to the Purchase Agreement is hereby amended, restated and replaced in its entirety by the Schedule I appended hereto as Annex A.

6.                                       Except as modified by this Assignment and Amendment, the Purchase Agreement shall continue and remain in full force and effect.

7.                                       This Assignment and Amendment shall be governed by, and construed in accordance with, the laws of the State of Delaware without regard to principles of conflicts of laws.

8.                                       Counterparts; Faxes.  This Assignment and Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  This Assignment and Amendment may also be executed via facsimile, which shall be deemed an original.

*****

IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Amendment to be duly executed as of the day and year first above written.

ARTISOFT, INC.

By:	/s/ Duncan G. Perry
Name: Duncan G. Perry
Title: Chief Financial Officer

R.R. STOLWORTHY, INC.

By:	/s/ R. Randy Stolworthy
Name: R. Randy Stolworthy
Title: President

PATHFINDER VENTURES II, L.L.C.
By: RRS Ventures, L.L.C., Managing Partner

Manager:

Starone Holdings Limited Partnership,
an Arizona limited partnership

By:	/s/ R. Randy Stolworthy
R. Randy Stolworthy, President

ANNEX A

SCHEDULE I

Investors

Name	Address	Pro Rata Purchase Price	Shares	Warrants
Pathfinder Ventures II, L.L.C.	Steven C. Zahnow c/o R.R. Stolworthy, Inc. 4131 N. 24th Street, Suite C-207 Phoenix, Arizona 85016 Tel: (602) 553-2744 Fax: (602) 553-0508	$2,100,000.0	1,400,000	1,400,000

	with a copy to: Eric L. Cohen Bryan Cave LLP 1290 Avenue of the Americas New York, NY 10104 Telephone: (212) 541-2232 Facsimile: (212) 541-1432

Lagunitas Partners, LP	c/o Gruber & McBaine Capital Management, LLC 50 Osgood Place, Penthouse San Francisco, CA 94133 Attn: Christine Arroyo Tel: (415) 981-1039 Fax: (415) 981-6434	$320,001.00	213,334	213,334

	with a copy to: Shartsis, Friese & Ginsburg, LLP One Maritime Plaza, 18th Floor San Francisco, CA 94111 Attn: Steven O. Gasser, Esq. Tel: (415) 421-6500 Fax: (415) 421-2922

Gruber & McBaine International	Same as above.	$100,000.50	66,667	66,667

Jon D. Gruber	Same as above.	$57,501.00	38,334	38,334

F/B/O Lindsay Deroy Gruber Trust dated December 27, 1976	Same as above.	$11,250.00	7,500	7,500

Name	Address	Pro Rata Purchase Price	Shares	Warrants
F/B/O/ Jonathan Wyatt Gruber Trust dated December 30, 1975	Same as above.	$11,250.00	7,500	7,500

Alice Ann Corporation	Alice Ann Corporation c/o Perkins Capital Management, Inc. 730 East Lake Street Wayzata, Minnesota 55391-1769 Tel: (952) 473-8367	$30,000.00	20,000	20,000

Robert G. Allison	Robert G. Allison c/o Perkins Capital Management, Inc. 730 East Lake Street Wayzata, Minnesota 55391-1769 Tel: (952) 473-8367	$45,000.00	30,000	30,000

William H. Baxter TTEE FBO William H. Baxter Rev Tr U/A DTD 7/3/96	William H. Baxter c/o Perkins Capital Management, Inc. 730 East Lake Street Wayzata, Minnesota 55391-1769 Tel: (952) 473-8367	$30,000.00	20,000	20,000

Gary A. Bergren	Gary A. Bergren c/o Perkins Capital Management, Inc. 730 East Lake Street Wayzata, Minnesota 55391-1769 Tel: (952) 473-8367	$30,000.00	20,000	20,000

David C. & Carole A. Brown TTEE’s FBO David C. & Carole A. Brown REV TR U/A DTD 10/23/97	David C. & Carole A. Brown c/o Perkins Capital Management, Inc. 730 East Lake Street Wayzata, Minnesota 55391-1769 Tel: (952) 473-8367	$30,000.00	20,000	20,000

Craig L. Campbell	Craig L. Campbell c/o Perkins Capital Management, Inc. 730 East Lake Street Wayzata, Minnesota 55391-1769 Tel: (952) 473-8367	$30,000.00	20,000	20,000

Anne S. Chudnofsky	Anne S. Chudnofsky c/o Perkins Capital Management, Inc. 730 East Lake Street Wayzata, Minnesota 55391-1769 Tel: (952) 473-8367	$24,000.00	16,000	16,000

Name	Address	Pro Rata Purchase Price	Shares	Warrants
USB Piper Jaffray as Custodian FBO Robert H. Clayburgh IRA	Robert H. Clayburgh IRA c/o Perkins Capital Management, Inc. 730 East Lake Street Wayzata, Minnesota 55391-1769 Tel: (952) 473-8367	$30,000.00	20,000	20,000

USB Piper Jaffray as Custodian FBO Bradley A. Erickson IRA	Bradley A. Erickson c/o Perkins Capital Management, Inc. 730 East Lake Street Wayzata, Minnesota 55391-1769 Tel: (952) 473-8367	$45,000.00	30,000	30,000

Dennis D. Gonyea	Dennis D. Gonyea c/o Perkins Capital Management, Inc. 730 East Lake Street Wayzata, Minnesota 55391-1769 Tel: (952) 473-8367	$30,000.00	20,000	20,000

Dorothy J. Hoel	Dorothy J. Hoel c/o Perkins Capital Management, Inc. 730 East Lake Street Wayzata, Minnesota 55391-1769 Tel: (952) 473-8367	$30,000.00	20,000	20,000

USB Piper Jaffray as Custodian FBO Richard C. Perkins IRA	Richard C. Perkins 2125 Hollybush Road Hamel, MN 55430 Tel: (952) 473-8367	$30,000.00	20,000	20,000

USB Piper Jaffray as Custodian FBO Charles W. Pappas IRA	Charles W. Pappas c/o Perkins Capital Management, Inc. 730 East Lake Street Wayzata, Minnesota 55391-1769 Tel: (952) 473-8367	$30,000.00	20,000	20,000

Richard C. Perkins	Richard C. Perkins 2125 Hollybush Road Hamel, MN 55430 Tel: (952) 473-8367	$45,000.00	30,000	30,000

John T. Potter	John T. Potter c/o Perkins Capital Management, Inc. 730 East Lake Street Wayzata, Minnesota 55391-1769 Tel: (952) 473-8367	$30,000.00	20,000	20,000

Name	Address	Pro Rata Purchase Price	Shares	Warrants
Dr. Paul C. & Nancy S. Seel Jt WROS	Dr. Paul C. & Nancy S. Seel c/o Perkins Capital Management, Inc. 730 East Lake Street Wayzata, Minnesota 55391-1769 Tel: (952) 473-8367	$30,000.00	20,000	20,000

E. Terry Skone	E. Terry Skone c/o Perkins Capital Management, Inc. 730 East Lake Street Wayzata, Minnesota 55391-1769 Tel: (952) 473-8367	$45,000.00	30,000	30,000

Manuel A. Villafana	Manuel A. Villafana c/o Perkins Capital Management, Inc. 730 East Lake Street Wayzata, Minnesota 55391-1769 Tel: (952) 473-8367	$30,000.00	20,000	20,000

Donald O. & Janet M. Voight TTEE’s FBO Janet M. Voight TR U/D DTD 8/29/96	Ms. Janet M. Voight TR c/o Perkins Capital Management, Inc. 730 East Lake Street Wayzata, Minnesota 55391-1769 Tel: (952) 473-8367	$24,000.00	16,000	16,000

Shawn P. Weinand	Shawn P. Weinand c/o Perkins Capital Management, Inc. 730 East Lake Street Wayzata, Minnesota 55391-1769 Tel: (952) 473-8367	$30,000.00	20,000	20,000

David M. Westrum	David M. Westrum c/o Perkins Capital Management, Inc. 730 East Lake Street Wayzata, Minnesota 55391-1769 Tel: (952) 473-8367	$45,000.00	30,000	30,000

Daniel S. & Patrice M. Perkins Joint WROS	Daniel S. Perkins c/o Perkins Capital Management, Inc. 730 East Lake Street Wayzata, Minnesota 55391-1769 Tel: (952) 473-8367	$45,000.00	30,000	30,000

USB Piper Jaffray as Custodian FBO David H. Potter IRA Rollover	David H. Potter IRA c/o Perkins Capital Management, Inc. 730 East Lake Street Wayzata, Minnesota 55391-1769 Tel: (952) 473-8367	$30,000.00	20,000	20,000

Name	Address	Pro Rata Purchase Price	Shares	Warrants
USB Piper Jaffray as Custodian FBO James G. Peters IRA	James G. Peters IRA c/o Perkins Capital Management, Inc. 730 East Lake Street Wayzata, Minnesota 55391-1769 Tel: (952) 473-8367	$22,500.00	15,000	15,000

Gary S. Kohler	Gary S. Kohler c/o Whitebox Advisors 3033 Excelsior Blvd., Suite 300 Minneapolis, MN 55416 Tel: (612) 964-7447 Fax: (612) 253-6151	$100,000.50	66,667	66,667

Constable Capital, LLC	Constable Capital, LLC 18300 Minnetonka Blvd. Deephaven, MN 55391 Attn: Rick Hartfiel Tel: (952) 476-2450 Fax: (952) 476-0410	$346,810.50	231,207	231,207

Constable Capital QP, LLC	Constable Capital QP, LLC Same as above	$103,189.50	68,793	68,793

TOTAL		$3,940,503.00	2,627,002	2,627,002